MAY 1, 2008





                                   PROSPECTUS



                                    CLASS A

DWS VARIABLE SERIES I

DWS BOND VIP

DWS GROWTH & INCOME VIP


DWS CAPITAL GROWTH VIP


DWS GLOBAL OPPORTUNITIES VIP


DWS INTERNATIONAL VIP


DWS HEALTH CARE VIP

DWS INVESTMENTS VIT FUNDS

DWS EQUITY 500 INDEX VIP

DWS SMALL CAP INDEX VIP




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS

  3      DWS Bond VIP
 12      DWS Growth & Income VIP
 19      DWS Capital Growth VIP
 26      DWS Global Opportunities VIP
 34      DWS International VIP
 41      DWS Health Care VIP
 48      DWS Equity 500 Index VIP
 55      DWS Small Cap Index VIP
 62      Other Policies and Risks
 62      The Investment Advisor
 63      Portfolio Subadvisors

YOUR INVESTMENT IN THE PORTFOLIOS



66      Buying and Selling Shares
69      How each Portfolio Calculates Share Price
69      Distributions
69      Taxes

HOW EACH PORTFOLIO WORKS

Each portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own investment objective and strategy.

Remember that each portfolio is not a bank deposit. Each portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans. HOW EACH PORTFOLIO WORKS

DWS BOND VIP

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio primarily invests in US dollar-denominated investment grade fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. A significant portion of the portfolio's assets may also be allocated among foreign investment grade fixed income securities, high yield bonds of US and foreign issuers (including high yield bonds of issuers in countries with new or emerging securities markets), or, to maintain liquidity, in cash or money market instruments.

The portfolio normally invests at least 65% of total assets in high grade US bonds (those considered to be in the top three grades of credit quality). The portfolio may invest up to 25% of its total assets in foreign investment grade bonds (those considered to be in the top four grades of credit quality).

In addition, the portfolio may also invest up to 20% of total assets in securities of US and foreign issuers that are below investment grade (rated as low as the sixth credit grade, i.e., grade B, otherwise known as junk bonds), including investment in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The portfolio considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Compared to investment grade bonds, junk bonds may pay higher yields, have higher volatility and may have higher risk of default on payments of interest or principal.

The portfolio may have exposure of up to 10% of total assets in foreign currencies. Currency forward contracts are permitted for both non-hedging and hedging purposes.

A team approach is employed to allocate the portfolio's assets among the various asset classes. The asset allocation team meets formally on a monthly basis to determine relative value across asset classes, drawing on input from sector and market specialists. Once allocation targets for each broad fixed-income sector are set, sector specialists consider the relative attractiveness of potential investments in light of the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select securities within each asset class. The techniques used by the sector specialists in evaluating each asset class include those described below.

US INVESTMENT GRADE SECURITIES. In selecting these securities for investment, the portfolio managers typically:

o assign a relative value to each bond, based on creditworthiness, cash flow and price;

o determine the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

o use credit analysis to determine the issuer's ability to fulfill its contracts; and

o use a bottom-up approach which subordinates sector weightings to individual bonds that the portfolio managers believe may add above-market value.

The portfolio managers generally sell these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

FOREIGN INVESTMENT GRADE SECURITIES AND EMERGING MARKETS HIGH YIELD SECURITIES.

In selecting these securities for investment, the portfolio managers follow a bottom-up, relative value strategy. The portfolio managers look to purchase foreign securities that they believe offer incremental value over US Treasuries. The portfolio managers invest in a focused manner in those markets that its relative value process has identified as being the most attractive. The portfolio managers sell securities or exchanges currencies when they meet their target price objectives or when the portfolio managers revise price objectives downward. In selecting emerging market securities, the portfolio managers also consider short-term factors such as market sentiment, capital flows and new issue programs.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                                DWS BOND VIP   3

HIGH YIELD SECURITIES (EXCLUDING EMERGING MARKET SOVEREIGN DEBT). In selecting these securities for investment, the portfolio managers:

o analyze economic conditions for improving or undervalued sectors and industries;

o use independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and downgrade and upgrade potential;

o assess new issues versus secondary market opportunities; and

o seek issues within industry sectors they believe has strong long-term fundamentals and improving credits.

Factors that influence the portfolio managers' decision to sell a security could include the realization of anticipated gains/target yield, deterioration in a company's fundamentals (i.e., a repeated shortfall in revenues or cash flow), or an unexpected development that, in the portfolio managers' opinion, will diminish the company's competitive position or ability to generate adequate cash flow.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
4   DWS BOND VIP
bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                                DWS BOND VIP   5
have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]



   6.57      -0.95     10.56       5.75      7.66      5.06      5.38      2.60      4.72     4.18
  1998      1999       2000       2001      2002      2003      2004      2005      2006       2007


FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 3.98%, Q4 2000               WORST QUARTER: -2.27%, Q2 2004
2008 TOTAL RETURN AS OF MARCH 31: -1.43%

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
6   DWS BOND VIP

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007



                                      1 YEAR        5 YEARS        10 YEARS
Portfolio - Class A                     4.18           4.38           5.11
Lehman Brothers U.S. Aggregate
Index                                   6.97           4.42           5.97

Total returns would have been lower if operating expenses hadn't been reduced.

LEHMAN BROTHERS U.S. AGGREGATE INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.



HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee                                  0.39%
Distribution/Service (12b-1) Fee                None
Other Expenses1                                 0.18
TOTAL ANNUAL OPERATING EXPENSES2                0.57

1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.63% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.


Based on the costs above, this example helps you compare the expenses of Class
    A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $58           $183           $318           $714


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                                DWS BOND VIP   7

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the portfolio management team. The following members of the portfolio management team handle the day-to-day operations of the core bond, active fixed income and high yield portions of the portfolio:

Gary W. Bartlett, CFA
Head of US Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.
   o  BA from Bucknell University; MBA from Drexel University.

Warren S. Davis, III
Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for PaineWebber and Merrill Lynch.
   o  BS from Pennsylvania State University; MBA from Drexel University.

Thomas J. Flaherty
Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.
   o  BA from SUNY Stony Brook.

J. Christopher Gagnier
Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.
   o  BS from Wharton School of Business; MBA from University of Chicago.

Daniel R. Taylor, CFA
Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.
   o  BS from Villanova University.

Timothy C. Vile, CFA
Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed
Income: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o  Formerly, Managing Director of Deutsche Asset Management; joined
      Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining Deutsche Asset Management, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.
   o  BS from Susquehanna University.

William T. Lissenden
Portfolio manager for Core Fixed Income: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2004.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.
   o  BS from St. Peter's College; MBA from Baruch College.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
8   DWS BOND VIP

The portfolio's sub-subadvisor is Aberdeen Asset Management Investment Services Limited. The following portfolio managers of the sub-subadvisor are responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for the portfolio:

Brett Diment
Head of Emerging Markets and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management, joined Deutsche Asset Management 1991. Head of Emerging Markets.
   o BSc from London School of Economics.

Annette Fraser
Client Portfolio Manager and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1990.
   o Portfolio Manager in the fixed income team for 10 years specializing in the global fixed income product.
   o MA from St. Andrews University.

Anthony Fletcher
Client Portfolio Manager and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1996 as a portfolio manager covering global and UK fixed income products.
   o Over 19 years investment industry experience, including serving as the Head of global fixed income at the Saudi American Bank and as a fund manager for the Industrial Bank of Japan.
   o BSc Geology from University of London.

Nik Hart
Head of European Investment Grade and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992.
   o Head of European Investment Grade, analyst specializing in investing credit and managing sterling portfolios.
   o Joined the fund in 2002.

Stephen Ilott
Head of Fixed Income and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 as head of the fixed income business globally.
   o Joined the portfolio in 2004.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998.
   o Prior to 1998, managed global fixed income and currency portfolios on behalf of central banks, corporations and pension funds at Robert Fleming & Company from 1986 to 1997.

Ian Winship
Head of Global Interest Rates and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 and the portfolio in 2004.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 1999 as a member of the fixed income team.
   o Previously had nine years of experience as a fixed income portfolio manager at Scottish Amicable Investment Managers, Murray Johnstone, and Hill Samuel Asset Managers.
   o BA from University of Strathclyde.

Matthew Cobon
Head of Currency and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2001 as a member of the fixed income currency desk.
   o Previously had five years of experience at Citibank advising global fixed income and currency fund managers on the active management of their currency exposure.
   o BA from Warwick University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                                DWS BOND VIP   9

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS BOND VIP - CLASS A



YEARS ENDED DECEMBER 31,                            2007        2006        2005       2004       2003
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  7.03     $  6.99     $  7.13    $  7.04    $  6.98
------------------------------------------------  -------     -------     -------    -------    -------
Income (loss) from investment operations:
 Net investment income a                              .35         .33         .29        .29        .26
________________________________________________  _______     _______     _______    _______    _______
 Net realized and unrealized gain (loss)            ( .06)      ( .01)      ( .10)       .08        .09
------------------------------------------------  -------     -------     -------    -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                     .29         .32         .19        .37        .35
------------------------------------------------  -------     -------     -------    -------    -------
Less distributions from:
 Net investment income                              ( .34)      ( .27)      ( .26)     ( .28)     ( .29)
________________________________________________  _______     _______     _______    _______    _______
 Net realized gains                                     -       ( .01)      ( .07)         -          -
------------------------------------------------  -------     -------     -------    -------    -------
 TOTAL DISTRIBUTIONS                                ( .34)      ( .28)      ( .33)     ( .28)     ( .29)
------------------------------------------------  -------     -------     -------    -------    -------
NET ASSET VALUE, END OF PERIOD                    $  6.98     $  7.03     $  6.99    $  7.13    $  7.04
------------------------------------------------  -------     -------     -------    -------    -------
Total Return (%)                                     4.18      4.72b         2.60       5.38       5.06
________________________________________________  _______     _______     _______    _______    _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                229         218         209        177        176
________________________________________________  _______     _______     _______    _______    _______
Ratio of expenses before expense reductions(%)        .61         .66         .68        .60        .58
________________________________________________  _______     _______     _______    _______    _______
Ratio of expenses after expense reductions(%)         .61         .62         .68        .60        .58
________________________________________________  _______     _______     _______    _______    _______
Ratio of net investment income(%)                    5.03        4.82        4.11       4.18       3.78
________________________________________________  _______     _______     _______    _______    _______
Portfolio turnover rate(%)c                           176         179         187        223        242
------------------------------------------------  -------     -------     -------    -------    -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c The portfolio turnover rate including mortgage dollar roll transactions was 185%, 186%, 197%, 245% and 286% for the years ended December 31, 2007,
    December 31, 2006, December 31, 2005, December 31, 2004, and December 31, 2003, respectively.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
10   DWS BOND VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS BOND VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.57%                4.43%            $ 10,443.00           $  58.26
   2             10.25%                 0.57%                9.06%            $ 10,905.62           $  60.84
   3             15.76%                 0.57%               13.89%            $ 11,388.74           $  63.54
   4             21.55%                 0.57%               18.93%            $ 11,893.27           $  66.35
   5             27.63%                 0.57%               24.20%            $ 12,420.14           $  69.29
   6             34.01%                 0.57%               29.70%            $ 12,970.35           $  72.36
   7             40.71%                 0.57%               35.45%            $ 13,544.94           $  75.57
   8             47.75%                 0.57%               41.45%            $ 14,144.98           $  78.92
   9             55.13%                 0.57%               47.72%            $ 14,771.60           $  82.41
  10             62.89%                 0.57%               54.26%            $ 15,425.98           $  86.06
TOTAL                                                                                               $ 713.60


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                               DWS BOND VIP   11

DWS GROWTH & INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies. The portfolio managers may favor securities from different industries and companies at different times.

The portfolio managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The portfolio managers will normally sell a stock when they believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on or within a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
12   DWS GROWTH & INCOME VIP

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may make sense for investors interested in an equity fund with an objective of providing long-term growth and some current income.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS GROWTH & INCOME VIP   13

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]


   7.18      5.80      -2.10      -11.30      -23.13     26.74      10.16       6.07     13.63      1.36
  1998      1999      2000        2001        2002       2003       2004       2005      2006       2007




FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 12.85%, Q1 1998               WORST QUARTER: -16.73%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -10.64%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007



                                          1 YEAR        5 YEARS        10 YEARS
Portfolio - Class A                         1.36          11.27           2.59
Russell 1000 (Reg. TM) Index                5.77          13.43           6.20
Standard & Poor's (S&P) 500 Index           5.49          12.83           5.91

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
14   DWS GROWTH & INCOME VIP

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                          CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee                                       0.39%
Distribution/Service (12b-1) Fee                     None
Other Expenses1                                      0.15

TOTAL ANNUAL OPERATING EXPENSES                      0.54
Less Fee Waiver/Expense Reimbursement                0.01
NET ANNUAL OPERATING EXPENSES2,3                     0.53

1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.54% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

3 Additionally, the Advisor has contractually agreed to waive a portion of its fees in the amount of 0.01% of average daily net assets until April 27, 2010.


Based on the costs above (including one year of capped expenses in the "1 Year" period, and two years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $54           $171           $300           $675


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS GROWTH & INCOME VIP   15

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2007.
   o BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Strategies: New York.
   o Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
   o Joined the portfolio in 2007.
   o BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Quantitative Equity: New York.
   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
   o Joined the portfolio in 2007.
   o BA, University of Connecticut.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
16   DWS GROWTH & INCOME VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS GROWTH & INCOME VIP - CLASS A



YEARS ENDED DECEMBER 31,                             2007           2006          2005        2004       2003
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.94   $  9.72           $  9.29    $ 8.50     $ 6.77
------------------------------------------------   --------   ----------        -------    ------     ------
Income (loss) from investment operations:
 Net investment income (loss)a                          .13        .13c             .10      .12        .07
________________________________________________   ________   __________        _______    ______     ______
 Net realized and unrealized gain (loss)                .02     1.19                .45      .74       1.74
------------------------------------------------   --------   ----------        -------    ------     ------
 TOTAL FROM INVESTMENT OPERATIONS                       .15     1.32                .55      .86       1.81
------------------------------------------------   --------   ----------        -------    ------     ------
Less distributions from:
 Net investment income                               (  .13)  (  .10)             ( .12)   ( .07)     ( .08)
________________________________________________   ________   __________        _______    ______     ______
 Net realized gains                                  (  .15)       -                  -        -          -
________________________________________________   ________   __________        _______    ______     ______
 Total distributions                                 (  .28)  (  .10)             ( .12)   ( .07)     ( .08)
________________________________________________   ________   __________        _______    ______     ______
NET ASSET VALUE, END OF PERIOD                     $  10.81   $ 10.94           $  9.72    $ 9.29     $ 8.50
------------------------------------------------   --------   ----------        -------    ------     ------
Total Return (%)                                    1.36b        13.63b,c        6.07b     10.16      26.74
________________________________________________   ________   __________        _______    ______     ______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  196      280                294      172        161
________________________________________________   ________   __________        _______    ______     ______
Ratio of expenses before expense reductions(%)          .57      .56                .57      .56        .59
________________________________________________   ________   __________        _______    ______     ______
Ratio of expenses after expense reductions(%)           .56      .54                .54      .56        .59
________________________________________________   ________   __________        _______    ______     ______
Ratio of net investment income(loss) (%)               1.18        1.24c           1.10     1.37        .91
________________________________________________   ________   __________        _______    ______     ______
Portfolio turnover rate(%)                              310      105                115       33         37
------------------------------------------------   --------   ----------        -------    ------     ------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS GROWTH & INCOME VIP   17

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GROWTH & INCOME VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.53%                4.47%            $ 10,447.00           $  54.18
   2             10.25%                 0.53%                9.14%            $ 10,913.98           $  56.61
   3             15.76%                 0.54%               14.01%            $ 11,400.74           $  60.25
   4             21.55%                 0.54%               19.09%            $ 11,909.22           $  62.94
   5             27.63%                 0.54%               24.40%            $ 12,995.21           $  65.74
   6             34.01%                 0.54%               29.95%            $ 12,995.21           $  68.68
   7             40.71%                 0.54%               35.75%            $ 13,574.80           $  71.74
   8             47.75%                 0.54%               41.80%            $ 14,180.23           $  74.94
   9             55.13%                 0.54%               48.13%            $ 14,812.67           $  78.28
  10             62.89%                 0.54%               54.73%            $ 15,473.31           $  81.77
TOTAL                                                                                               $ 675.13


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
18   DWS GROWTH & INCOME VIP

DWS CAPITAL GROWTH VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to provide long-term growth of capital.

The portfolio normally invests at least 65% of total assets in common stocks of US companies. Although the portfolio can invest in companies of any size, it intends to invest primarily in companies whose market capitalizations are similar in size to those of the companies in the Standard & Poor's 500 (Reg.
TM) Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000 (Reg.
TM) Growth Index (as of February 29, 2008, the S&P 500 Index and the Russell 1000 (Reg. TM) Growth Index had median market capitalizations of $10.81 billion and $5.37 billion, respectively). The portfolio may also invest in other types of equity securities, such as preferred stocks or convertible securities.

In choosing stocks, the portfolio managers look for individual companies that have displayed above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions within core markets. The portfolio managers also analyze each company's valuation, stock price movements and other factors.

The portfolio managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on or within a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, options and covered call options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio mangers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                     DWS CAPITAL GROWTH VIP   19

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may make sense for investors seeking long-term growth.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
20   DWS CAPITAL GROWTH VIP

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]





  23.23      35.23       -9.90      -19.36      -29.18     26.89       7.99      8.96      8.53     12.59
  1998       1999       2000        2001        2002       2003       2004      2005      2006       2007




FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 25.80%, Q4 1998              WORST QUARTER: -19.94%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -6.37%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007



                                             1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                            12.59          12.78           4.58
Russell 1000 (Reg. TM) Growth Index            11.81          12.11           3.83
Standard & Poor's (S&P) 500 Index               5.49          12.83           5.91

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                     DWS CAPITAL GROWTH VIP   21

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                          CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee                                       0.37%
Distribution/Service (12b-1) Fee                    None
Other Expenses1                                      0.13

TOTAL ANNUAL OPERATING EXPENSES                      0.50
Less Fee Waiver/Expense Reimbursement                0.01
NET ANNUAL OPERATING EXPENSES2                       0.49

1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.49% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in the "1 Year" period and two years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $50           $158           $278           $626


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
22   DWS CAPITAL GROWTH VIP

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2002.
   o Head of Large Cap Growth Portfolio Selection Team.
   o Previous experience includes 18 years of investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.
   o BBA, MBA, University of Wisconsin - Madison.

Jack A. Zehner
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2002.
   o Previous experience includes nine years of investment industry experience at Mason Street Advisors where he served most recently as Director - Common Stock.
   o BBA, University of Wisconsin - Madison; MBA, Marquette University.

Richard Shepley
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 and the portfolio in 2007.
   o Previous experience includes eight years of investment industry experience as a research analyst for global beverage and media sectors at Newton Investment Management and assistant manager in the corporate tax and corporate insolvency department at Price Waterhouse, London.
   o MA, Oxford University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                     DWS CAPITAL GROWTH VIP   23

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS CAPITAL GROWTH VIP - CLASS A



YEARS ENDED DECEMBER 31,                              2007          2006          2005         2004        2003
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  18.24       $  16.90      $  15.67    $  14.59    $  11.54
------------------------------------------------   --------       --------      --------    --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                       .17d           .13c             .10         .14         .08
________________________________________________   ________       ________      ________    ________    ________
 Net realized and unrealized gain (loss)               2.12           1.31          1.29        1.02        3.03
------------------------------------------------   --------       --------      --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                      2.29           1.44          1.39        1.16        3.11
------------------------------------------------   --------       --------      --------    --------    --------
Less distributions from:
 Net investment income                               (  .12)        (  .10)       (  .16)     (  .08)     (  .06)
________________________________________________   ________       ________      ________    ________    ________
NET ASSET VALUE, END OF PERIOD                     $  20.41       $  18.24      $  16.90    $  15.67    $  14.59
------------------------------------------------   --------       --------      --------    --------    --------
Total Return (%)                                    12.59b        8.53b,c        8.96b          7.99       26.89
________________________________________________   ________       ________      ________    ________    ________

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                1,058          1,131         1,031         698         705
________________________________________________   ________       ________      ________    ________    ________
Ratio of expenses before expense reductions(%)          .53            .52           .50         .50         .51
________________________________________________   ________       ________      ________    ________    ________
Ratio of expenses after expense reductions(%)           .52            .49           .49         .50         .51
________________________________________________   ________       ________      ________    ________    ________
Ratio of net investment income (loss)(%)             .86d           .73c             .61         .98         .61
________________________________________________   ________       ________      ________    ________    ________
Portfolio turnover rate(%)                               30             16            17          15          13
------------------------------------------------   --------       --------      --------    --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.

d Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.17% of average daily assets, respectively.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
24   DWS CAPITAL GROWTH VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS CAPITAL GROWTH VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.49%                4.51%            $ 10,451.00           $  50.10
   2             10.25%                 0.49%                9.22%            $ 10,922.34           $  52.36
   3             15.76%                 0.50%               14.14%            $ 11,413.85           $  55.84
   4             21.55%                 0.50%               19.27%            $ 11,927.47           $  58.35
   5             27.63%                 0.50%               24.64%            $ 12,464.20           $  60.98
   6             34.01%                 0.50%               30.25%            $ 13,025.09           $  63.72
   7             40.71%                 0.50%               36.11%            $ 13,611.22           $  66.59
   8             47.75%                 0.50%               42.24%            $ 14,223.73           $  69.59
   9             55.13%                 0.50%               48.64%            $ 14,863.80           $  72.72
  10             62.89%                 0.50%               55.33%            $ 15,532.67           $  75.99
TOTAL                                                                                               $ 626.24


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                     DWS CAPITAL GROWTH VIP   25

DWS GLOBAL OPPORTUNITIES VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks above-average capital appreciation over the long term.

The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the S&P/Citigroup Extended Market Index - World). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the US). As of March 31, 2008, companies in which the portfolio invests typically have a market capitalization of between $500 million and $5 billion at the time of purchase. As part of the investment process (and low turnover strategy) the portfolio may own stocks even though they exceed the market capitalization upper range.

The portfolio may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which 5% of net assets may be junk bonds, i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and a higher risk of default. The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. In particular, the portfolio may use futures, options and yield curve options. To the extent the portfolio invests in foreign securities, the portfolio may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations.

In choosing securities, the portfolio managers use a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. The portfolio managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The portfolio managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

ANALYSIS OF GLOBAL THEMES. The portfolio managers consider global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

The portfolio managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the portfolio's exposure to a given country.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indicies, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
26   DWS GLOBAL OPPORTUNITIES VIP

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. An important factor with the portfolio is how the stock markets perform - in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These risk factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   27

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o growth stocks may be out of favor for certain periods.

o a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates; this risk is greater with junk bonds and foreign bonds.

This portfolio may interest long-term investors interested in diversifying a large-cap or domestic portfolio of investments.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
28   DWS GLOBAL OPPORTUNITIES VIP

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]



  16.44      65.88       -5.29      -24.59      -19.89     49.09      23.35      18.19      22.08      9.33
  1998       1999       2000        2001        2002       2003       2004       2005       2006       2007




FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 40.96%, Q4 1999               WORST QUARTER: -21.29%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -11.27%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007



                                     1 YEAR        5 YEARS        10 YEARS
Portfolio - Class A                    9.33          23.74          12.36
S&P/Citigroup Extended Market
Index -  World                         6.05          22.23          10.92

Total returns would have been lower if operating expenses hadn't been reduced.

S&P/CITIGROUP EXTENDED MARKET INDEX - WORLD is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   29

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                          CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee                                       0.89%
Distribution/Service (12b-1) Fee                    None
Other Expenses1                                      0.21

TOTAL ANNUAL OPERATING EXPENSES                      1.10
Less Fee Waiver/Expense Reimbursement                0.11
NET ANNUAL OPERATING EXPENSES2                       0.99

1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.99% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares          $101           $339           $596         $1,330


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
30   DWS GLOBAL OPPORTUNITIES VIP

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2002.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
     o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
     o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
   o BS, University of Minnesota - Carlson School of Management.

Terrence S. Gray, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1993 and the portfolio in 2003.
   o Over 14 years of investment industry experience.
   o Head of global portfolio selection team for Pacific Basin Equity: New
     York.
   o BS, Boston College.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   31

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS GLOBAL OPPORTUNITIES VIP - CLASS A



YEARS ENDED DECEMBER 31,                              2007          2006         2005        2004       2003
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  18.15   $ 15.00       $ 12.77     $ 10.38     $  6.97
-------------------------------------------------   --------   ----------    -------     -------     -------
Income (loss) from investment operations:
 Net investment income (loss)a                        .08d         .03c         .04         .01         .02
_________________________________________________   ________   __________    _______     _______     _______
 Net realized and unrealized gain (loss)                1.61     3.28          2.27        2.41        3.40
-------------------------------------------------   --------   ----------    -------     -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                       1.69     3.31          2.31        2.42        3.42
-------------------------------------------------   --------   ----------    -------     -------     -------
Less distributions from:
 Net investment income                                (  .23)  (  .16)       (  .08)     (  .03)     (  .01)
_________________________________________________   ________   __________    _______     _______     _______
NET REALIZED GAINS                                    ( 1.33)       -             -           -           -
-------------------------------------------------   --------   ----------    -------     -------     -------
 Total distributions                                  ( 1.56)  (  .16)       (  .08)     (  .03)     (  .01)
_________________________________________________   ________   __________    _______     _______     _______
NET ASSET VALUE, END OF PERIOD                      $  18.28   $ 18.15       $ 15.00     $ 12.77     $ 10.38
-------------------------------------------------   --------   ----------    -------     -------     -------
Total Return (%)                                     9.33b        22.08c      18.19       23.35       49.09
_________________________________________________   ________   __________    _______     _______     _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   310      331           285         232         183
_________________________________________________   ________   __________    _______     _______     _______
Ratio of expenses before expense reductions (%)         1.14     1.12          1.17        1.18        1.18
_________________________________________________   ________   __________    _______     _______     _______
Ratio of expenses after expense reductions (%)          1.12     1.12          1.17        1.18        1.18
_________________________________________________   ________   __________    _______     _______     _______
Ratio of net investment income (loss) (%)             .45d         .16c         .32         .09         .28
_________________________________________________   ________   __________    _______     _______     _______
Portfolio turnover rate (%)                               19       28            30          24          41
-------------------------------------------------   --------   ----------    -------     -------     -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

d Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.09% of average daily net assets, respectively.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
32   DWS GLOBAL OPPORTUNITIES VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GLOBAL OPPORTUNITIES VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.99%                4.01%            $ 10,401.00          $   100.98
   2             10.25%                 1.10%                8.07%            $ 10,806.64          $   116.64
   3             15.76%                 1.10%               12.28%            $ 11,228.10          $   121.19
   4             21.55%                 1.10%               16.66%            $ 11,665.99          $   125.92
   5             27.63%                 1.10%               21.21%            $ 12,120.97          $   130.83
   6             34.01%                 1.10%               25.94%            $ 12,593.69          $   135.93
   7             40.71%                 1.10%               30.85%            $ 13,084.84          $   141.23
   8             47.75%                 1.10%               35.95%            $ 13,595.15          $   146.74
   9             55.13%                 1.10%               41.25%            $ 14,125.36          $   152.46
  10             62.89%                 1.10%               46.76%            $ 14,676.25          $   158.41
TOTAL                                                                                              $ 1,330.33


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   33

DWS INTERNATIONAL VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges.) Although the portfolio can invest in companies of any size and from any country (other than the United States), it invests mainly in common stocks of established companies in countries with developed economies.

The portfolio managers use a bottom-up approach, emphasizing individual stock selection, with any active allocation among countries, regions or industries as a residual of the strategy. The portfolio managers' process begins with a broad universe of equity securities of issuers primarily, but not exclusively, located in the countries that make up the MSCI EAFE (Reg. TM) Index. The MSCI EAFE (Reg. TM) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

The portfolio managers screen for companies seeking to identify those with high or improving, and sustainable, returns on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The portfolio managers utilize information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle, demographic and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio manager's opinion of the intrinsic value of the security) for each security and ranks the securities based on these target price objectives. The portfolio managers apply a disciplined approach to risk management and portfolio construction. Stocks are sold when they meet their target price objectives, a better investment opportunity has been identified or there has been a negative change in the outlook for the company, country or industry. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

For temporary defensive purposes, the portfolio may invest up to 100% of its assets in Canadian and US Government obligations or currencies, securities of companies incorporated in and having their principal place of business in Canada or the US or in relatively stable investments, such as money market securities. In such a case, the portfolio would not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
34   DWS INTERNATIONAL VIP

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock funds, an important factor with this portfolio is how stock markets perform - in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                      DWS INTERNATIONAL VIP   35

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of foreign governments, industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

This portfolio is designed for investors who are interested in a broadly diversified international investment with the emphasis on long-term growth of capital.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
36   DWS INTERNATIONAL VIP

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]





  18.49      54.51       -21.70      -30.86      -18.37     27.75      16.53      16.17      25.91      14.59
  1998       1999        2000        2001        2002       2003       2004       2005       2006       2007




FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 29.06%, Q4 1999              WORST QUARTER: -18.80%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -9.26%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007



                                   1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A                  14.59          20.07           7.28
MSCI EAFE (Reg. TM) Index            11.17          21.59           8.66

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST (MSCI EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                      DWS INTERNATIONAL VIP   37

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee                                   0.74
Distribution/Service (12b-1) Fee               None
Other Expenses1                                  0.20
TOTAL ANNUAL OPERATING EXPENSES2                 0.94

1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.96% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $96           $300           $520         $1,155

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Matthias Knerr, CFA
Director, Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.
   o Portfolio manager for International Equities.
   o BS, Pennsylvania State University.

Chris LaJaunie, CFA
Director, Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2006 as an analyst for International Equity and International Select Equity strategies: New York.
   o Prior to that, nine years of experience as portfolio manager for Morgan Stanley Capital Strategy, and as equity analyst for Oaktree Capital Management, JP Morgan Securities and Scudder Kemper Investments.
   o Joined the portfolio in 2008.
   o BA, MA, Louisiana State University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
38   DWS INTERNATIONAL VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS INTERNATIONAL VIP - CLASS A



YEARS ENDED DECEMBER 31,                         2007          2006        2005       2004       2003
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  13.42      $  10.85     $  9.50    $  8.26    $  6.52
-------------------------------------------   --------      --------     -------    -------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                  .21c          .28b           .15        .09        .09
___________________________________________   ________      ________     _______    _______    _______
 Net realized and unrealized gain (loss)          1.73          2.51        1.36       1.26       1.70
-------------------------------------------   --------      --------     -------    -------    -------
 TOTAL FROM INVESTMENT OPERATIONS                 1.94          2.79        1.51       1.35       1.79
-------------------------------------------   --------      --------     -------    -------    -------
Less distributions from:
 Net investment income                          (  .35)       (  .22)     (  .16)     ( .11)     ( .05)
___________________________________________   ________      ________     _______    _______    _______
NET ASSET VALUE, END OF PERIOD                $  15.01      $  13.42     $ 10.85    $  9.50    $  8.26
-------------------------------------------   --------      --------     -------    -------    -------
Total Return (%)                                 14.59         25.91       16.17      16.53      27.75
___________________________________________   ________      ________     _______    _______    _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             702           702         558        533        485
___________________________________________   ________      ________     _______    _______    _______
Ratio of expenses (%)                              .98           .98        1.02       1.04       1.05
___________________________________________   ________      ________     _______    _______    _______
Ratio of net investment income (loss) (%)       1.48c         2.32b         1.59       1.05       1.32
___________________________________________   ________      ________     _______    _______    _______
Portfolio turnover rate (%)                        108           105          59         73        119
-------------------------------------------   --------      --------     -------    -------    -------

a   Based on average shares outstanding during the period.

b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.11 per share and 0.92% of average daily net assets, respectively.

c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.33% of average daily net assets, respectively.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                      DWS INTERNATIONAL VIP   39

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS INTERNATIONAL VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
   1              5.00%                 0.94%                4.06%            $ 10,406.00           $    95.91
   2             10.25%                 0.94%                8.28%            $ 10,828.48           $    99.80
   3             15.76%                 0.94%               12.68%            $ 11,268.12           $   103.85
   4             21.55%                 0.94%               17.26%            $ 11,725.61           $   108.07
   5             27.63%                 0.94%               22.02%            $ 12,201.67           $   112.46
   6             34.01%                 0.94%               26.97%            $ 12,697.05           $   117.02
   7             40.71%                 0.94%               32.13%            $ 13,212.55           $   121.78
   8             47.75%                 0.94%               37.49%            $ 13,748.98           $   126.72
   9             55.13%                 0.94%               43.07%            $ 14,307.19           $   131.86
  10             62.89%                 0.94%               48.88%            $ 14,888.06           $   137.22
TOTAL                                                                                               $ 1,154.69


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
40   DWS INTERNATIONAL VIP

DWS HEALTH CARE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
The portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the portfolio's 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The portfolio will invest primarily in securities of US companies, but may invest in foreign companies as well. While the portfolio invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt obligations.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. The portfolio managers look for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The portfolio managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

TOP-DOWN ANALYSIS. The portfolio managers consider the economic outlooks for various industries within the health care sector while looking for those that may benefit from changes in the overall business environment.

The portfolio managers may favor securities from different industries and companies within the health care sector at different times. The portfolio managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given health care industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indicies, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                        DWS HEALTH CARE VIP   41

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

FOREIGN INVESTMENT RISK. To the extent the portfolio has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the portfolio invests in emerging markets, it takes on greater risks. The currency of a country in which the portfolio has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the portfolio may be subject to foreign withholding taxes.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

CONCENTRATION RISK. The portfolio concentrates its investments in the industries of the health care sector. As a result, factors affecting that sector, such as rapid product obsolescence and the unpredictability of winning government approvals, will have a significant impact on the portfolio's performance.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
42   DWS HEALTH CARE VIP

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to medium sized companies stocks. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of large companies. Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

The portfolio may make sense for investors who are comfortable with higher risks of a portfolio that focuses on an often volatile sector and are interested in gaining exposure to the health care sector.



PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]





  -23.10      33.70       9.59      8.50      6.17     13.20
   2002       2003       2004      2005      2006      2007




FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 15.08%, Q2 2003              WORST QUARTER: -15.62%, Q2 2002
2008 TOTAL RETURN AS OF MARCH 31: -7.70%

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                        DWS HEALTH CARE VIP   43

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007



                                           1 YEAR         5 YEARS        SINCE INCEPTION*
Portfolio - Class A                          13.20          13.82               6.93
Standard & Poor's (S&P) 500 Index             5.49          12.83               4.27
Goldman Sachs Healthcare Index                8.26          10.87               4.66

*   Inception: May 1, 2001. Index comparisons begin April 30, 2001.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

GOLDMAN SACHS HEALTHCARE INDEX is an unmanaged, market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.





HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee                                  0.67%
Distribution/Service (12b-1) Fee               None
Other Expenses1                                 0.23
TOTAL ANNUAL OPERATING EXPENSES                 0.90

1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.


Based on the costs above, this example helps you compare the expenses of Class
    A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $92           $287           $498         $1,108


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
44   DWS HEALTH CARE VIP

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Leefin Lai, CFA
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2001, previously serving as an analyst for Salomon Smith Barney and Paine Webber and as Vice President/analyst for Citigroup Global Asset Management and Scudder Kemper Investments.
   o Over 15 years of investment industry experience.
   o BS, MBA, University of Illinois.

Thomas E. Bucher, CFA
Managing Director of Deutsche Asset Management and Consultant to the portfolio.

   o Joined Deutsche Asset Management in 1995 and the portfolio in 2002, previously serving as analyst for European Chemical, Oil, Steel and Engineering sectors and analyst/ portfolio manager for Eastern European equity.
   o Head of global equity research team for health care sector and portfolio manager for European Equity: Frankfurt.
   o MA, University of Tuegingen, Germany.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                        DWS HEALTH CARE VIP   45

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS HEALTH CARE VIP - CLASS A



YEARS ENDED DECEMBER 31,                        2007          2006         2005        2004       2003
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  13.77      $ 13.02     $  12.00    $  10.95    $  8.19
-------------------------------------------   --------      -------     --------    --------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                  .03c         (  .01)b     (  .02)     (  .03)    (  .02)
___________________________________________   ________      _______     ________    ________    _______
 Net realized and unrealized gain (loss)          1.75          .81         1.04        1.08       2.78
-------------------------------------------   --------      -------     --------    --------    -------
 TOTAL FROM INVESTMENT OPERATIONS                 1.78          .80         1.02        1.05       2.76
-------------------------------------------   --------      -------     --------    --------    -------
Less distributions from:
 Net realized gains                             (  .87)      (  .05)           -           -          -
___________________________________________   ________      _______     ________    ________    _______
NET ASSET VALUE, END OF PERIOD                $  14.68      $ 13.77     $  13.02    $  12.00    $ 10.95
-------------------------------------------   --------      -------     --------    --------    -------
Total Return (%)                                 13.20      6.17b           8.50        9.59      33.70
___________________________________________   ________      _______     ________    ________    _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)              98          101          109         109        101
___________________________________________   ________      _______     ________    ________    _______
Ratio of expenses (%)                              .93          .89          .88         .88        .87
___________________________________________   ________      _______     ________    ________    _______
Ratio of net investment income (loss) (%)       .19c         (  .03)b     (  .18)     (  .29)    (  .24)
___________________________________________   ________      _______     ________    ________    _______
Portfolio turnover rate (%)                         37           47           43          77         64
-------------------------------------------   --------      -------     --------    --------    -------

a   Based on average shares outstanding during the period.

b Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

c Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.13% of average daily net assets, respectively.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
46   DWS HEALTH CARE VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS HEALTH CARE VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
   1              5.00%                 0.90%                4.10%            $ 10,410.00           $    91.85
   2             10.25%                 0.90%                8.37%            $ 10,836.81           $    95.61
   3             15.76%                 0.90%               12.81%            $ 11,281.12           $    99.53
   4             21.55%                 0.90%               17.44%            $ 11,743.65           $   103.61
   5             27.63%                 0.90%               22.25%            $ 12,225.13           $   107.86
   6             34.01%                 0.90%               27.26%            $ 12,726.37           $   112.28
   7             40.71%                 0.90%               32.48%            $ 13,248.15           $   116.89
   8             47.75%                 0.90%               37.91%            $ 13,791.32           $   121.68
   9             55.13%                 0.90%               43.57%            $ 14,356.76           $   126.67
  10             62.89%                 0.90%               49.45%            $ 14,945.39           $   131.86
TOTAL                                                                                               $ 1,107.84

-

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                        DWS HEALTH CARE VIP   47

DWS EQUITY 500 INDEX VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), which emphasizes stocks of large US companies. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

The portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While the portfolio manager gives priority to replicating the S&P 500 Index's performance, there is no assurance of achieving this objective.



INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a portfolio that is actively managed, an index portfolio tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

o indexing provides simplicity because it is a straightforward market-replicating strategy;

o index portfolios generally provide diversification by investing in a wide variety of companies and industries;

o an index portfolio's performance is generally predictable in that the portfolio's value is expected to move in the same direction, up or down, as the target index;

o index portfolios tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index portfolios usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

o index portfolios generally realize low capital gains as compared to actively managed portfolios.


STRATEGY

The portfolio will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the portfolio to obtain a high correlation to the S&P 500 Index, while keeping the portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the portfolio invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as "optimization." This process selects stocks for the portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, the portfolio seeks a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.



PRINCIPAL INVESTMENTS

Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The portfolio's securities are weighted to attempt to make the portfolio's total investment characteristics similar to those of the S&P 500 Index as a whole. We may exclude or remove any S&P 500 Index stock from the portfolio if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the portfolio management team may purchase a stock not


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
48   DWS EQUITY 500 INDEX VIP
included in the S&P 500 Index when it is believed to be a cost-efficient way of approximating the S&P 500 Index's performance, for example, in anticipation of a stock being added to the S&P 500 Index. The portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.

SECURITIES LENDING. The portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. In addition, the portfolio's Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy, as described herein.



INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the portfolio uses the process of "optimization," a statistical sampling technique. First, the portfolio buys the stocks that make up the larger portions of the S&P 500 Index's value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the portfolio's liquidity and returns while minimizing its costs. Historically, this portfolio has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the portfolio sells and replaces the value of its securities within a given period.



INFORMATION REGARDING THE INDEX

The portfolio is not sponsored, endorsed, sold or promoted by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the portfolio.

S&P has no obligation to take the needs of the portfolio or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolio to be issued or in the determination or calculation of the equation by which shares of the portfolio are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the portfolio, owners of the portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                   DWS EQUITY 500 INDEX VIP   49

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

TRACKING ERROR RISK. There are several reasons that the portfolio's performance may not replicate the S&P 500 Index exactly:

o Unlike the S&P 500 Index, the portfolio incurs fees and administrative expenses and transaction costs in trading stocks.

o The composition of the S&P 500 Index and the stocks held by the portfolio may occasionally diverge.

o The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the portfolio's performance to deviate from that of the "fully invested" S&P 500 Index which does not include a cash component.

INDEX FUND RISK. Because the portfolio invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index and in derivative instruments that provide exposure to the stocks of companies in the S&P 500 Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index.

FUTURES AND OPTIONS RISK. The portfolio may invest, to a limited extent, in securities index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes. Rather, the portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by larger companies; and investment returns that track the performance of the S&P 500 Index.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
50   DWS EQUITY 500 INDEX VIP

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]


  28.71      20.39       -9.24      -12.18      -22.31     28.16      10.59       4.68     15.52      5.30
  1998       1999       2000        2001        2002       2003       2004       2005      2006       2007




FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 21.22%, Q4 1998              WORST QUARTER: -17.24%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -9.53%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007



                                          1 YEAR        5 YEARS        10 YEARS
Portfolio - Class A Shares                  5.30          12.53           5.64
Standard & Poor's (S&P) 500 Index           5.49          12.83           5.91

Total returns would have been lower if operating expenses hadn't been reduced.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                   DWS EQUITY 500 INDEX VIP   51

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                          CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee                                       0.19%
Distribution/Service (12b-1) Fee                    None
Other Expenses1                                      0.12
TOTAL ANNUAL OPERATING EXPENSES                      0.31
Less Fee Waiver/Expense Reimbursement                0.03
NET ANNUAL OPERATING EXPENSES2                       0.28

1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.28% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $29           $97            $171           $390

THE PORTFOLIO MANAGER

Brent Reeder is a Senior Vice President at Northern Trust Investments, NA ("NTI"). Mr. Reeder has had responsibility for the portfolio since May 2007. Mr. Reeder joined NTI in 1993. For the past six years, he has managed quantitative equity portfolios.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
52   DWS EQUITY 500 INDEX VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.



DWS EQUITY 500 INDEX VIP - CLASS A



YEARS ENDED DECEMBER 31,                                2007          2006         2005         2004         2003
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  14.97     $  13.11     $  12.73     $  11.64      $  9.20
---------------------------------------------------   --------     --------     --------     --------      -------
Income (loss) from investment operations:
 Net investment income (loss)a                             .27          .24          .21          .21          .15
___________________________________________________   ________     ________     ________     ________      _______
 Net realized and unrealized gain (loss)                   .52         1.78          .37         1.01         2.41
---------------------------------------------------   --------     --------     --------     --------      -------
 TOTAL FROM INVESTMENT OPERATIONS                          .79         2.02          .58         1.22         2.56
---------------------------------------------------   --------     --------     --------     --------      -------
Less distributions from:
 Net investment income                                  (  .23)      (  .16)      (  .20)      (  .13)      (  .12)
___________________________________________________   ________     ________     ________     ________      _______
NET ASSET VALUE, END OF PERIOD                        $  15.53     $  14.97     $  13.11     $  12.73      $ 11.64
---------------------------------------------------   --------     --------     --------     --------      -------
Total Return (%)                                       5.30b        15.52b          4.68      10.59b       28.16b
___________________________________________________   ________     ________     ________     ________      _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   1,046        1,412        1,102          790          627
___________________________________________________   ________     ________     ________     ________      _______
Ratio of expenses before expense reductions and/or
recoupments (%)                                            .33          .28          .27          .28          .30
___________________________________________________   ________     ________     ________     ________      _______
Ratio of expenses after expense reductions and/or
recoupments (%)                                            .30          .27          .27          .29          .30
___________________________________________________   ________     ________     ________     ________      _______
Ratio of net investment income (loss) (%)                 1.71         1.73         1.62         1.76         1.50
___________________________________________________   ________     ________     ________     ________      _______
Portfolio turnover rate (%)                              7c               9           15            1            1
---------------------------------------------------   --------     --------     --------     --------      -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                   DWS EQUITY 500 INDEX VIP   53

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS EQUITY 500 INDEX VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.28%                4.72%            $ 10,472.00           $  28.66
   2             10.25%                 0.31%                9.63%            $ 10,963.14           $  33.22
   3             15.76%                 0.31%               14.77%            $ 11,477.31           $  34.78
   4             21.55%                 0.31%               20.16%            $ 12,015.59           $  36.41
   5             27.63%                 0.31%               25.79%            $ 12,579.12           $  38.12
   6             34.01%                 0.31%               31.69%            $ 13,169.09           $  39.91
   7             40.71%                 0.31%               37.87%            $ 13,786.72           $  41.78
   8             47.75%                 0.31%               44.33%            $ 14,443.31           $  43.74
   9             55.13%                 0.31%               51.10%            $ 15,110.24           $  45.79
  10             62.89%                 0.31%               58.19%            $ 15,818.91           $  47.94
TOTAL                                                                                               $ 390.35


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
54   DWS EQUITY 500 INDEX VIP

DWS SMALL CAP INDEX VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies. The Russell 2000 (Reg. TM) Index is a widely accepted benchmark of small company stock performance. The Russell 2000 (Reg. TM) Index measures the performance of the 2,000 smallest companies in the Russell 3000 (Reg. TM) Index which represents approximately 8% of the market capitalization of the Russell 3000 (Reg. TM) Index. Stocks in the Russell 2000 (Reg. TM) Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

The portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While the portfolio manager gives priority to replicating the Russell 2000 (Reg. TM) Index's performance, there is no assurance of achieving this objective.



INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a portfolio that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

o indexing provides simplicity because it is a straightforward market-replicating strategy;

o index portfolios generally provide diversification by investing in a wide variety of companies and industries;

o an index portfolio's performance is generally predictable in that the portfolio's value is expected to move in the same direction, up or down, as the target index;

o index portfolios tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index portfolios usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

o index portfolios generally realize low capital gains as compared to actively managed portfolios.


STRATEGY

The portfolio will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the portfolio to obtain a high correlation to the Russell 2000 (Reg. TM) Index while keeping the portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the Russell 2000 (Reg. TM) Index as closely as possible, the portfolio invests in a statistically selected sample of the securities found in the Russell 2000 (Reg. TM) Index, using a process known as "optimization." This process selects stocks for the portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the Russell 2000 (Reg. TM) Index. Over the long term, the portfolio seeks a correlation between the performance of the portfolio, before expenses, and the Russell 2000 (Reg. TM) Index of 95% or better. A figure of 100% would indicate perfect correlation.



PRINCIPAL INVESTMENTS

Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 (Reg. TM) Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 (Reg. TM) Index. The portfolio's securities are weighted to attempt to make the portfolio's total investment characteristics similar to those of the Russell 2000 (Reg. TM) Index as a whole. We may exclude or remove any Russell 2000 (Reg. TM) Index stock from the portfolio if we believe that the stock is illiquid or has impaired financial conditions brought on by extraordinary events. At times, the portfolio management team may purchase a stock not


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS SMALL CAP INDEX VIP   55
included in the Russell 2000 (Reg. TM) Index when it is believed to be a cost-efficient way of approximating the Russell 2000 (Reg. TM) Index's performance, for example, in anticipation of a stock being added to the Russell 2000 (Reg. TM) Index. The portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.

SECURITIES LENDING. The portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board could change the portfolio's investment objective without seeking shareholder approval. In addition, the portfolio's Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy, as described herein.



INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the portfolio uses the process of "optimization," a statistical sampling technique. First, the portfolio buys the stocks that make up the larger portions of the Russell 2000 (Reg. TM) Index's value in roughly the same proportion as the Russell 2000 (Reg. TM) Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the Russell 2000 (Reg. TM) Index without buying all of those stocks. This approach attempts to maximize the portfolio's liquidity and returns while minimizing its costs. Historically, this portfolio has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the fund sells and replaces the value of its securities within a given period. High turnover can increase a portfolio's transaction costs, thereby lowering its returns.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

TRACKING ERROR RISK. There are several reasons that the portfolio's performance may not replicate the Russell 2000 (Reg. TM) Index exactly:

o Unlike the Russell 2000 (Reg. TM) Index, the portfolio incurs fees and administrative expenses and transaction costs in trading stocks.

o The composition of the Russell 2000 (Reg. TM) Index and the stocks held by the portfolio may occasionally diverge.

o The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the portfolio's performance to deviate from the "fully invested" Russell 2000 (Reg. TM) Index, which does not include a cash component.

INDEX FUND RISK. Because the portfolio invests at least 80% of its assets in the stocks of companies included in the Russell 2000 (Reg. TM) Index and in derivative instruments that provide exposure to the stocks of companies in the Russell 2000 (Reg. TM) Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
56   DWS SMALL CAP INDEX VIP

FUTURES AND OPTIONS RISK. The portfolio may invest, to a limited extent, in securities index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes. Rather, the portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by smaller companies; and investment returns that track the performance of the Russell 2000 (Reg. TM) Index.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS SMALL CAP INDEX VIP   57

PERFORMANCE - CLASS A

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS A
[BAR GRAPHIC APPEARS HERE]


  -2.18      20.16       -3.87      2.07      -20.58     46.42      17.76       4.26     17.49       -1.90
  1998       1999       2000       2001       2002       2003       2004       2005      2006       2007




FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 23.16%, Q2 2003               WORST QUARTER: -21.37%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -10.13%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007



                                      1 YEAR         5 YEARS        10 YEARS
Portfolio - Class A shares              -1.90          15.69           6.62
Russell 2000 (Reg. TM) Index            -1.57          16.25           7.08

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
58   DWS SMALL CAP INDEX VIP

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                          CLASS A
ANNUAL OPERATING EXPENSES, deducted from portfolio assets
Management Fee                                       0.35%
Distribution/Service (12b-1) Fee                    None
Other Expenses1                                      0.15

TOTAL ANNUAL OPERATING EXPENSES                      0.50
Less Fee Waiver/Expense Reimbursement                0.03
NET ANNUAL OPERATING EXPENSES2                       0.47

1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.47% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class A shares           $48           $157           $277           $625

THE PORTFOLIO MANAGER

Brent Reeder is a Senior Vice President at Northern Trust Investments, NA ("NTI"). Mr. Reeder has had responsibility for the portfolio since May 2007. Mr. Reeder joined NTI in 1993. For the past six years, he has managed quantitative equity portfolios.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS SMALL CAP INDEX VIP   59

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.



DWS SMALL CAP INDEX VIP - CLASS A



YEARS ENDED DECEMBER 31,                              2007        2006        2005        2004       2003
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  16.12    $  14.40    $  14.35   $ 12.24     $  8.45
-------------------------------------------------  --------    --------    --------   -------     -------
Income (loss) from investment operations:
 Net investment income (loss)a                          .17         .14         .11      .11         .09
_________________________________________________  ________    ________    ________   _______     _______
 Net realized and unrealized gain (loss)             (  .40)       2.34         .42     2.06        3.79
-------------------------------------------------  --------    --------    --------   -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                    (  .23)       2.48         .53     2.17        3.88
-------------------------------------------------  --------    --------    --------   -------     -------
Less distributions from:
 Net investment income                               (  .14)     (  .10)     (  .09)  (  .06)     (  .09)
_________________________________________________  ________    ________    ________   _______     _______
 Net realized gains                                  ( 1.04)     (  .66)     (  .39)       -           -
-------------------------------------------------  --------    --------    --------   -------     -------
 TOTAL DISTRIBUTIONS                                 ( 1.18)     (  .76)     (  .48)  (  .06)     (  .09)
-------------------------------------------------  --------    --------    --------   -------     -------
NET ASSET VALUE, END OF PERIOD                     $  14.71    $  16.12    $  14.40   $ 14.35     $ 12.24
-------------------------------------------------  --------    --------    --------   -------     -------
Total Return (%)b                                    ( 1.90)      17.49        4.26    17.76       46.42
_________________________________________________  ________    ________    ________   _______     _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  305         536         449      450         316
_________________________________________________  ________    ________    ________   _______     _______
Ratio of expenses before expense reductions (%)         .53         .47         .46      .48         .61
_________________________________________________  ________    ________    ________   _______     _______
Ratio of expenses after expense reductions (%)          .51         .45         .45      .45         .45
_________________________________________________  ________    ________    ________   _______     _______
Ratio of net investment income (loss) (%)              1.09         .93         .78      .87         .91
_________________________________________________  ________    ________    ________   _______     _______
Portfolio turnover rate (%)                           24c            42          26       22          28
-------------------------------------------------  --------    --------    --------   -------     -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
60   DWS SMALL CAP INDEX VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS SMALL CAP INDEX VIP - CLASS A



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.47%                4.53%            $ 10,453.00           $  48.06
   2             10.25%                 0.50%                9.23%            $ 10,923.39           $  53.44
   3             15.76%                 0.50%               14.15%            $ 11,414.94           $  55.85
   4             21.55%                 0.50%               19.29%            $ 11,928.61           $  58.36
   5             27.63%                 0.50%               24.65%            $ 12,465.40           $  60.99
   6             34.01%                 0.50%               30.26%            $ 13,026.34           $  63.73
   7             40.71%                 0.50%               36.13%            $ 13,612.53           $  66.60
   8             47.75%                 0.50%               42.25%            $ 14,225.09           $  69.59
   9             55.13%                 0.50%               48.65%            $ 14,865.22           $  72.73
  10             62.89%                 0.50%               55.34%            $ 15,534.15           $  76.00
TOTAL                                                                                               $ 625.35


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                    DWS SMALL CAP INDEX VIP   61

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Each portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor, or a subadvisor, will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio will use the higher rating. If a security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in a portfolio's best interest.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each portfolio.

If you want more information on each portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that a portfolio will achieve its objective.

A complete list of each portfolio's portfolio holdings as of the month-end is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each portfolio's (except DWS Bond VIP) top ten equity holdings and other information about each portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter end. Each portfolio's Statement of Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for each portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes portfolio investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
62   OTHER POLICIES AND RISKS

The Advisor receives a management fee from each portfolio. Below is the management rate paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:



PORTFOLIO NAME                       FEE PAID
DWS Bond VIP                           0.39%
DWS Growth & Income VIP                0.38%*
DWS Capital Growth VIP                 0.36%*
DWS Global Opportunities VIP           0.87%*
DWS International VIP                  0.74%
DWS Health Care VIP                    0.67%
DWS Equity 500 Index VIP               0.16%*
DWS Small Cap Index VIP                0.33%*

* Reflecting the effect of expense limitations and/or fee waivers then in effect.


A discussion regarding the basis for the Board renewal of each portfolio's investment management agreement and, as applicable, subadvisory agreement, and sub-subadvisory agreement is contained in the shareholder reports for the annual period ended December 31, 2007 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between each portfolio and Deutsche Investment Management Americas Inc., each portfolio pays the Advisor for providing most of each portfolio's administrative services.



PORTFOLIO SUBADVISORS


SUBADVISOR FOR DWS BOND VIP

Pursuant to an investment subadvisory agreement between the Advisor and Aberdeen Asset Management Inc. ("AAMI"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, AAMI acts as subadvisor. As the subadvisor, AAMI, under the supervision of the Board and the Advisor, makes investment decisions, buys and sells securities and conducts the research that leads to these purchase and sale decisions. AAMI provides a full range of international investment advisory services to institutional and retail clients.


AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI is located at 1735 Market Street, Philadelphia, PA 19103.



SUB-SUBADVISOR FOR DWS BOND VIP

Pursuant to an investment sub-subadvisory agreement between AAMI and Aberdeen Asset Management Investment Services Limited ("AAMISL"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, AAMISL acts as the sub-subadvisor for the portfolio. As the sub-subadvisor, AAMISL, under the supervision of the Board of Trustees, DIMA and AAMI, manages the portfolio's investments in foreign securities, foreign currencies and related investments and conducts the research that leads to these investments. AAMISL provides a full range of international investment advisory services to institutional and retail clients. AAMI continues to manage the core bond and active fixed income strategies of the portfolio.

AAMISL will be paid for its sub-subadvisory services by AAMI, the portfolio's subadvisor, from AAMI's subadvisory fee paid by DIMA to AAMI.



SUBADVISOR FOR DWS EQUITY 500 INDEX VIP AND DWS SMALL CAP INDEX VIP

Northern Trust Investments, N.A. ("NTI"), the subadvisor for DWS Equity 500 Index VIP and DWS Small Cap Index VIP, is located at 50 South LaSalle Street, Chicago, IL 60603. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company ("TNTC"). TNTC is an Illinois state chartered banking organization and a member of the Federal


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                                     THE INVESTMENT ADVISOR   63

Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2007, NTI and its affiliates had assets under custody of $4.1 trillion, and assets under investment management of $757.2 billion.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
64   PORTFOLIO SUBADVISORS

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIOS

The information in this section may affect anyone who selects one or more portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers one or more portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS

The information in this prospectus applies to Class A shares of each portfolio. Each portfolio offers two classes of shares (except DWS Equity 500 Index VIP, which offers three classes of shares). Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series I and DWS Investments VIT Funds (which include each portfolio just described) are the participating insurance companies (the "insurance companies") that offer each portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. Each portfolio does not sell shares directly to the public. Each portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike a portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners of that portfolio.

Each portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a portfolio will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

Each portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Each portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   65

BUYING AND SELLING SHARES

Each PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Each portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o Each portfolio does not issue share certificates.

o Each portfolio reserves the right to reject purchases of shares for any reason.

o Each portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o Each portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o Each portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o Each portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o Each portfolio may pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
66   YOUR INVESTMENT IN THE PORTFOLIOS
shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage"). Each portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a portfolio. Each portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. Each portfolio may take other trading activity into account if a portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. Each portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of each portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to each portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by each portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, each portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interest of each portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than each portfolio's policies, may permit certain transactions not permitted by each portfolio's policies, or prohibit transactions not subject to each portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of each portfolio that provide a substantially similar level of protection for each portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, each portfolio that invests some portion of its assets in foreign securities has adopted certain fair valuation practices intended to protect each portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by each portfolio. (See "How each Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of each portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in each portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

Each portfolio's market timing policies and procedures may be modified or terminated at any time.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   67

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in a portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in connection with a portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each portfolio, to selected financial advisors in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each portfolio, any record keeping/sub-transfer agency/networking fees payable by each portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of each portfolio serviced and maintained by the financial advisor, .10% to .25% of sales of each portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each portfolio or of any particular share class of each portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each portfolio. Additional information regarding these revenue sharing payments is included in each portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
68   YOUR INVESTMENT IN THE PORTFOLIOS

Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW EACH PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, each portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when each portfolio doesn't price the shares.



DISTRIBUTIONS

Each portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS A SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   69

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1|M/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account will be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, a portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS A SHARES
70   DISTRIBUTIONS

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from each portfolio's management team about recent market conditions and the effects of each portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778 -1482, or contact DWS Scudder at the address listed below. Each portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS SCUDDER DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza           100 F Street, N.E.
Chicago, IL 60606-5808              Washington, D.C. 20549-0102
(800) 621-1148                      WWW.SEC.GOV
                                    (800) SEC-0330


SEC FILE NUMBER:
-------------------------------------
DWS Variable Series I 811-04257
DWS Investments VIT Funds 811-07507


(05/01/08) 1a-A

                                  MAY 1, 2008





                                   PROSPECTUS



                                    CLASS B

--------------------------------------------------------------------------------

DWS VARIABLE SERIES I

DWS BOND VIP

DWS GROWTH & INCOME VIP


DWS CAPITAL GROWTH VIP


DWS GLOBAL OPPORTUNITIES VIP


DWS INTERNATIONAL VIP


DWS HEALTH CARE VIP

DWS INVESTMENTS VIT FUNDS

DWS EQUITY 500 INDEX VIP

DWS EQUITY 500 INDEX VIP - CLASS B2


DWS SMALL CAP INDEX VIP

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.


The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------
TABLE OF CONTENTS



HOW EACH PORTFOLIO WORKS

  3      DWS Bond VIP
 13      DWS Growth & Income VIP
 20      DWS Capital Growth VIP
 27      DWS Global Opportunities VIP
 35      DWS International VIP
 42      DWS Health Care VIP
 49      DWS Equity 500 Index VIP
 59      DWS Small Cap Index VIP
 66      Other Policies and Risks
 66      The Investment Advisor
 67      Portfolio Subadvisors


YOUR INVESTMENT IN THE PORTFOLIOS

70      Buying and Selling Shares
73      How each Portfolio Calculates Share Price
73      Distributions
73      Taxes


HOW EACH PORTFOLIO WORKS

Each portfolio is designed to serve as an investment option for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own investment objective and strategy.

Remember that each portfolio is not a bank deposit. Each portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Share prices will go up and down and you could lose money by investing.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS BOND VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio primarily invests in US dollar-denominated investment grade fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. A significant portion of the portfolio's assets may also be allocated among foreign investment grade fixed income securities, high yield bonds of US and foreign issuers (including high yield bonds of issuers in countries with new or emerging securities markets), or, to maintain liquidity, in cash or money market instruments.

The portfolio normally invests at least 65% of total assets in high grade US bonds (those considered to be in the top three grades of credit quality). The portfolio may invest up to 25% of its total assets in foreign investment grade bonds (those considered to be in the top four grades of credit quality).

In addition, the portfolio may also invest up to 20% of total assets in securities of US and foreign issuers that are below investment grade (rated as low as the sixth credit grade, i.e., grade B, otherwise known as junk bonds), including investment in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The portfolio considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Compared to investment grade bonds, junk bonds may pay higher yields, have higher volatility and may have higher risk of default on payments of interest or principal.

The portfolio may have exposure of up to 10% of total assets in foreign currencies. Currency forward contracts are permitted for both non-hedging and hedging purposes.

A team approach is employed to allocate the portfolio's assets among the various asset classes. The asset allocation team meets formally on a monthly basis to determine relative value across asset classes, drawing on input from sector and market specialists. Once allocation targets for each broad fixed-income sector are set, sector specialists consider the relative attractiveness of potential investments in light of the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select securities within each asset class. The techniques used by the sector specialists in evaluating each asset class include those described below.

US INVESTMENT GRADE SECURITIES. In selecting these securities for investment, the portfolio managers typically:

o assign a relative value to each bond, based on creditworthiness, cash flow and price;

o determine the value of each issue by examining the issuer's credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

o use credit analysis to determine the issuer's ability to fulfill its contracts; and

o use a bottom-up approach which subordinates sector weightings to individual bonds that the portfolio managers believe may add above-market value.

The portfolio managers generally sell these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

FOREIGN INVESTMENT GRADE SECURITIES AND EMERGING MARKETS HIGH YIELD SECURITIES. In selecting these securities for investment, the portfolio managers follow a bottom-up, relative value strategy. The portfolio managers look to purchase foreign securities that they believe offer incremental value over US Treasuries. The portfolio managers invest in a focused manner in those markets that its relative value process has identified as being the most attractive. The portfolio managers sell securities or exchanges currencies when they meet their target price objectives or when the portfolio managers revise price objectives downward. In selecting emerging market securities, the portfolio managers also consider short-term factors such as market sentiment, capital flows and new issue programs.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                                DWS BOND VIP   3

HIGH YIELD SECURITIES (EXCLUDING EMERGING MARKET SOVEREIGN DEBT). In selecting these securities for investment, the portfolio managers:

o analyze economic conditions for improving or undervalued sectors and industries;

o use independent credit research and on-site management visits to evaluate individual issuer's debt service, growth rate, and downgrade and upgrade potential;

o assess new issues versus secondary market opportunities; and

o seek issues within industry sectors they believe has strong long-term fundamentals and improving credits.

Factors that influence the portfolio managers' decision to sell a security could include the realization of anticipated gains/target yield, deterioration in a company's fundamentals (i.e., a repeated shortfall in revenues or cash flow), or an unexpected development that, in the portfolio managers' opinion, will diminish the company's competitive position or ability to generate adequate cash flow.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive the portfolio will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower-yielding securities. Prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

CREDIT RISK. A portfolio purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
4   DWS BOND VIP
bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                                DWS BOND VIP   5
have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
6   DWS BOND VIP

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was May 2, 2005. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]


  6.30      -1.19     10.28     5.48      7.41      4.81      5.13      2.35      4.33     3.77
  1998      1999      2000      2001      2002      2003      2004      2005      2006     2007




FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 3.92%, Q4 2000               WORST QUARTER: -2.33%, Q2 2004

2008 TOTAL RETURN AS OF MARCH 31: -1.58%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007



                                     1 YEAR        5 YEARS        10 YEARS

Portfolio - Class B                    3.77           4.07           4.82

Lehman Brothers U.S Aggregate
Index                                  6.97           4.42           5.97

Total returns would have been lower if operating expenses hadn't been reduced.

LEHMAN BROTHERS U.S. AGGREGATE INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                                DWS BOND VIP   7

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee                             0.39%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 1                           0.18

TOTAL ANNUAL OPERATING EXPENSES            0.82

1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares           $84           $262           $455         $1,014


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
8   DWS BOND VIP

THE PORTFOLIO MANAGERS

The portfolio's subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the portfolio management team. The following members of the portfolio management team handle the day-to-day operations of the core bond, active fixed income and high yield portions of the portfolio:

Gary W. Bartlett, CFA
Head of US Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.
   o  BA from Bucknell University; MBA from Drexel University.

Warren S. Davis, III
Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for PaineWebber and Merrill Lynch.
   o  BS from Pennsylvania State University; MBA from Drexel University.

Thomas J. Flaherty
Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.
   o  BA from SUNY Stony Brook.

J. Christopher Gagnier
Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.
   o  BS from Wharton School of Business; MBA from University of Chicago.

Daniel R. Taylor, CFA
Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.
   o  BS from Villanova University.

Timothy C. Vile, CFA
Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed
Income: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.
   o  Formerly, Managing Director of Deutsche Asset Management; joined
      Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining Deutsche Asset Management, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.
   o  BS from Susquehanna University.

William T. Lissenden
Portfolio manager for Core Fixed Income: Philadelphia.
   o  Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2004.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.
   o  BS from St. Peter's College; MBA from Baruch College.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                                DWS BOND VIP   9

The portfolio's sub-subadvisor is Aberdeen Asset Management Investment Services Limited. The following portfolio managers of the sub-subadvisor are responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for the portfolio:

Brett Diment
Head of Emerging Markets and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 and the portfolio in 2002.
   o Formerly, Managing Director of Deutsche Asset Management, joined Deutsche Asset Management 1991. Head of Emerging Markets.
   o BSc from London School of Economics.

Annette Fraser
Client Portfolio Manager and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1990.
   o Portfolio Manager in the fixed income team for 10 years specializing in the global fixed income product.
   o MA from St. Andrews University.

Anthony Fletcher
Client Portfolio Manager and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1996 as a portfolio manager covering global and UK fixed income products.
   o Over 19 years investment industry experience, including serving as the Head of global fixed income at the Saudi American Bank and as a fund manager for the Industrial Bank of Japan.
   o BSc Geology from University of London.

Nik Hart
Head of European Investment Grade and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992.
   o Head of European Investment Grade, analyst specializing in investing credit and managing sterling portfolios.
   o Joined the fund in 2002.

Stephen Ilott
Head of Fixed Income and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 as head of the fixed income business globally.
   o Joined the portfolio in 2004.
   o Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998.
   o Prior to 1998, managed global fixed income and currency portfolios on behalf of central banks, corporations and pension funds at Robert Fleming & Company from 1986 to 1997.

Ian Winship
Head of Global Interest Rates and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management in 2005 and the portfolio in 2004.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 1999 as a member of the fixed income team.
   o Previously had nine years of experience as a fixed income portfolio manager at Scottish Amicable Investment Managers, Murray Johnstone, and Hill Samuel Asset Managers.
   o BA from University of Strathclyde.

Matthew Cobon
Head of Currency and Co-Manager of the portfolio.
   o Joined Aberdeen Asset Management and the portfolio in 2005.
   o Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2001 as a member of the fixed income currency desk.
   o Previously had five years of experience at Citibank advising global fixed income and currency fund managers on the active management of their currency exposure.
   o BA from Warwick University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
10   DWS BOND VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS BOND VIP - CLASS B



YEARS ENDED DECEMBER 31,                                   2007                2006               2005a
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  7.01             $  6.97             $ 6.88
--------------------------------------------------       -------             ---------           ------
Income (loss) from investment operations:
 Net investment income b                                     .32                 .30                .18
__________________________________________________       _______             _________           ______
 Net realized and unrealized gain (loss)                   ( .06)              ( .01)             ( .09)
--------------------------------------------------       -------             ---------           ------
 TOTAL FROM INVESTMENT OPERATIONS                            .26                 .29                .09
--------------------------------------------------       -------             ---------           ------
Less distributions from:
 Net investment income                                     ( .31)              ( .24)                 -
__________________________________________________       _______             _________           ______
 Net realized gains                                            -               ( .01)                 -
--------------------------------------------------       -------             ---------           ------
 TOTAL DISTRIBUTIONS                                       ( .31)              ( .25)                 -
--------------------------------------------------       -------             ---------           ------
NET ASSET VALUE, END OF PERIOD                           $  6.96             $  7.01             $ 6.97
--------------------------------------------------       -------             ---------           ------
Total Return (%)                                            3.77              4.33c                1.31**
__________________________________________________       _______             _________           ______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------        ------
Net assets, end of period ($ millions)                       .6                    1                .5
__________________________________________________       _______             _________           ______
Ratio of expenses, before expense reductions (%)            1.02                1.04               1.04*
__________________________________________________       _______             _________           ______
Ratio of expenses, after expense reductions (%)             1.02                 .99               1.04*
__________________________________________________       _______             _________           ______
Ratio of net investment income (%)                          4.62                4.45               3.86*
__________________________________________________       _______             _________           ______
Portfolio turnover rate (%)d                                 176                 179                187**
--------------------------------------------------       -------             ---------           ------

a For the period May 2, 2005 (commencement of operations of Class B shares) to December 31, 2005.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d The portfolio turnover rate including mortgage dollar roll transactions was 185% and 186% for the years ended December 31, 2007 and December 31, 2006 and 197% for the period ended December 31, 2005, respectively.

*   Annualized

**  Not annualized

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                               DWS BOND VIP   11

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS BOND VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
   1              5.00%                 0.82%                4.18%            $ 10,418.00           $    83.71
   2             10.25%                 0.82%                8.53%            $ 10,853.47           $    87.21
   3             15.76%                 0.82%               13.07%            $ 11,307.15           $    90.86
   4             21.55%                 0.82%               17.80%            $ 11,779.79           $    94.66
   5             27.63%                 0.82%               22.72%            $ 12,272.18           $    98.61
   6             34.01%                 0.82%               27.85%            $ 12,785.16           $   102.74
   7             40.71%                 0.82%               33.20%            $ 13,319.58           $   107.03
   8             47.75%                 0.82%               38.76%            $ 13,876.34           $   111.50
   9             55.13%                 0.82%               44.56%            $ 14,456.37           $   116.16
  10             62.89%                 0.82%               50.61%            $ 15,060.64           $   121.02
TOTAL                                                                                               $ 1,013.50


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
12   DWS BOND VIP

DWS GROWTH & INCOME VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies. The portfolio managers may favor securities from different industries and companies at different times.

The portfolio managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The portfolio managers will normally sell a stock when they believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on or within a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS GROWTH & INCOME VIP   13

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may make sense for investors interested in an equity fund with an objective of providing long-term growth and some current income.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
14   DWS GROWTH & INCOME VIP

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B

[BAR GRAPHIC APPEARS HERE]



   6.95      5.48      -2.33      -11.56      -23.40     26.55       9.78      5.73     13.28      1.00
  1998      1999      2000        2001        2002       2003       2004      2005      2006       2007



FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 12.72%, Q1 1998               WORST QUARTER: -16.88%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -10.68%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007



                                          1 YEAR        5 YEARS        10 YEARS

Portfolio - Class B                         1.00          10.94           2.29
Russell 1000 (Reg. TM) Index                5.77          13.43           6.20
Standard & Poor's (S&P) 500 Index           5.49          12.83           5.91

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS GROWTH & INCOME VIP   15

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                     CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee                                  0.39%
Distribution/Service (12b-1) Fee                0.25
Other Expenses 1                                0.15

TOTAL ANNUAL OPERATING EXPENSES                 0.79
Less Fee Waiver/Expense Reimbursement           0.01

NET ANNUAL OPERATING EXPENSES 2,3               0.78

1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.87% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

3 Additionally, the Advisor has contractually agreed to waive a portion of its fees in the amount of 0.01% of average daily net assets until April 27, 2010.


Based on the costs above (including one year of capped expenses in the "1 Year" period, and two years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares           $80           $250           $437           $976


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
16   DWS GROWTH & INCOME VIP

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
   o Global Head of Quantitative Strategies Portfolio Management: New York.
   o Joined the portfolio in 2007.
   o BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Strategies: New York.
   o Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
   o Joined the portfolio in 2007.
   o BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Senior portfolio manager for Global Quantitative Equity: New York.
   o Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
   o Joined the portfolio in 2007.
   o BA, University of Connecticut.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS GROWTH & INCOME VIP   17

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS GROWTH & INCOME VIP - CLASS B



YEARS ENDED DECEMBER 31,                              2007           2006          2005        2004       2003
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  10.90   $  9.68           $  9.25     $  8.47   $ 6.75
-------------------------------------------------   --------   ----------        -------     -------   ------
Income (loss) from investment operations:
 Net investment income (loss)a                           .09        .09c             .07         .09     .05
_________________________________________________   ________   __________        _______     _______   ______
 Net realized and unrealized gain (loss)                 .02     1.19                .45         .73    1.73
-------------------------------------------------   --------   ----------        -------     -------   ------
 TOTAL FROM INVESTMENT OPERATIONS                        .11     1.28                .52         .82    1.78
-------------------------------------------------   --------   ----------        -------     -------   ------
Less distributions from:
 Net investment income                                (  .09)  (  .06)             ( .09)      ( .04)  ( .06)
_________________________________________________   ________   __________        _______     _______   ______
 Net realized gains                                   (  .15)       -                  -           -       -
_________________________________________________   ________   __________        _______     _______   ______
 TOTAL DISTRIBUTIONS                                  (  .24)  (  .06)             ( .09)      ( .04)  ( .06)
-------------------------------------------------   --------   ----------        -------     -------   ------
NET ASSET VALUE, END OF PERIOD                      $  10.77   $ 10.90           $  9.68     $  9.25   $ 8.47
-------------------------------------------------   --------   ----------        -------     -------   ------
Total Return (%)                                     1.00b        13.28b,c        5.73b         9.78   26.55
_________________________________________________   ________   __________        _______     _______   ______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    15       52                 47          33      18
_________________________________________________   ________   __________        _______     _______   ______
Ratio of expenses before expense reductions (%)          .95      .94                .95         .89     .85
_________________________________________________   ________   __________        _______     _______   ______
Ratio of expenses after expense reductions (%)           .92      .89                .89         .89     .85
_________________________________________________   ________   __________        _______     _______   ______
Ratio of net investment income (loss) (%)                .82        .89c             .75        1.04     .65
_________________________________________________   ________   __________        _______     _______   ______
Portfolio turnover rate (%)                              310      105                115          33      37
-------------------------------------------------   --------   ----------        -------     -------   ------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
18   DWS GROWTH & INCOME VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GROWTH & INCOME VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.78%                4.22%            $ 10,422.00           $  79.65
   2             10.25%                 0.78%                8.62%            $ 10,861.81           $  83.01
   3             15.76%                 0.79%               13.19%            $ 11,319.09           $  87.61
   4             21.55%                 0.79%               17.96%            $ 11,795.62           $  91.30
   5             27.63%                 0.79%               22.92%            $ 12,292.22           $  95.15
   6             34.01%                 0.79%               28.10%            $ 12,809.72           $  99.15
   7             40.71%                 0.79%               33.49%            $ 13,349.01           $ 103.33
   8             47.75%                 0.79%               39.11%            $ 13,911.01           $ 107.68
   9             55.13%                 0.79%               44.97%            $ 14,496.66           $ 112.21
  10             62.89%                 0.79%               51.07%            $ 15,106.97           $ 116.93
TOTAL                                                                                               $ 976.02


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS GROWTH & INCOME VIP   19

DWS CAPITAL GROWTH VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
The portfolio seeks to provide long-term growth of capital.

The portfolio normally invests at least 65% of total assets in common stocks of US companies. Although the portfolio can invest in companies of any size, it intends to invest primarily in companies whose market capitalizations are similar in size to those of the companies in the Standard & Poor's 500 (Reg.
TM) Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000 (Reg.
TM) Growth Index (as of February 29, 2008, the S&P 500 Index and the Russell 1000 (Reg. TM) Growth Index had median market capitalizations of $10.81 billion and $5.37 billion, respectively). The portfolio may also invest in other types of equity securities, such as preferred stocks or convertible securities.

In choosing stocks, the portfolio managers look for individual companies that have displayed above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions within core markets. The portfolio managers also analyze each company's valuation, stock price movements and other factors.

The portfolio managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on or within a given industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, options and covered call options.

As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio mangers may choose not to use these strategies for various reasons, even in very volatile market conditions.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
20   DWS CAPITAL GROWTH VIP

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

INDUSTRY RISK. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may make sense for investors seeking long-term growth.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                     DWS CAPITAL GROWTH VIP   21

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]





  22.94      34.88       -10.13      -19.64      -29.37     26.51       7.56      8.51      8.17     12.18
  1998       1999        2000        2001        2002       2003       2004      2005      2006       2007




FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 25.75%, Q4 1998              WORST QUARTER: -20.09%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -6.40%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007



                                             1 YEAR         5 YEARS        10 YEARS

Portfolio - Class B                            12.18          12.37           4.24
Russell 1000 (Reg. TM) Growth Index            11.81          12.11           3.83
Standard & Poor's (S&P) 500 Index               5.49          12.83           5.91

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
22   DWS CAPITAL GROWTH VIP

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee                             0.37%
Distribution/Service (12b-1) Fee           0.25
Other Expenses1                            0.26

TOTAL ANNUAL OPERATING EXPENSES            0.88
Fee Waiver/Expense Reimbursement           0.06

NET ANNUAL OPERATING EXPENSES2             0.82

1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.82% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in the "1 Year" period, and two years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares           $84           $268           $476         $1,073


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                     DWS CAPITAL GROWTH VIP   23

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2002.
   o Head of Large Cap Growth Portfolio Selection Team.
   o Previous experience includes 18 years of investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.
   o BBA, MBA, University of Wisconsin - Madison.

Jack A. Zehner
Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management and the portfolio in 2002.
   o Previous experience includes nine years of investment industry experience at Mason Street Advisors where he served most recently as Director - Common Stock.
   o BBA, University of Wisconsin - Madison; MBA, Marquette University.

Richard Shepley
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1998 and the portfolio in 2007.
   o Previous experience includes eight years of investment industry experience as a research analyst for global beverage and media sectors at Newton Investment Management and assistant manager in the corporate tax and corporate insolvency department at Price Waterhouse, London.
   o MA, Oxford University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
24   DWS CAPITAL GROWTH VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS CAPITAL GROWTH VIP - CLASS B



YEARS ENDED DECEMBER 31,                               2007          2006          2005         2004        2003
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  18.15       $  16.81      $  15.59    $  14.52    $  11.49
-------------------------------------------------   --------       --------      --------    --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                        .09d           .06c             .04         .09         .03
_________________________________________________   ________       ________      ________    ________    ________
 Net realized and unrealized gain (loss)                2.12           1.31          1.28        1.01        3.02
-------------------------------------------------   --------       --------      --------    --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                       2.21           1.37          1.32        1.10        3.05
-------------------------------------------------   --------       --------      --------    --------    --------
Less distributions from:
 Net investment income                                (  .05)        (  .03)       (  .10)     (  .03)     (  .02)
_________________________________________________   ________       ________      ________    ________    ________
NET ASSET VALUE, END OF PERIOD                      $  20.31       $  18.15      $  16.81    $  15.59    $  14.52
-------------------------------------------------   --------       --------      --------    --------    --------
Total Return (%)                                     12.18b        8.17b,c        8.51b          7.56       26.51
_________________________________________________   ________       ________      ________    ________    ________

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    19            107            73          23          15
_________________________________________________   ________       ________      ________    ________    ________
Ratio of expenses before expense reductions (%)          .94            .91           .89         .88         .87
_________________________________________________   ________       ________      ________    ________    ________
Ratio of expenses after expense reductions (%)           .90            .86           .86         .88         .87
_________________________________________________   ________       ________      ________    ________    ________
Ratio of net investment income (loss) (%)             .48d           .36c             .24         .60         .25
_________________________________________________   ________       ________      ________    ________    ________
Portfolio turnover rate (%)                               30             16            17          15          13
-------------------------------------------------   --------       --------      --------    --------    --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.

d Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.17% of average daily net assets, respectively.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                     DWS CAPITAL GROWTH VIP   25

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS CAPITAL GROWTH VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE           ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND           FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES              EXPENSES
   1              5.00%                 0.82%                4.18%            $ 10,418.00           $    83.71
   2             10.25%                 0.82%                8.53%            $ 10,853.47           $    87.21
   3             15.76%                 0.88%               13.01%            $ 11,300.64           $    97.48
   4             21.55%                 0.88%               17.66%            $ 11,766.22           $   101.49
   5             27.63%                 0.88%               22.51%            $ 12,250.99           $   105.68
   6             34.01%                 0.88%               27.56%            $ 12,755.73           $   110.03
   7             40.71%                 0.88%               32.81%            $ 13,281.27           $   114.56
   8             47.75%                 0.88%               38.28%            $ 13,828.46           $   119.28
   9             55.13%                 0.88%               43.98%            $ 14,398.19           $   124.20
  10             62.89%                 0.88%               49.91%            $ 15,991.39           $   129.31
TOTAL                                                                                               $ 1,072.95


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
26   DWS CAPITAL GROWTH VIP

DWS GLOBAL OPPORTUNITIES VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
The portfolio seeks above-average capital appreciation over the long term.

The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the S&P/Citigroup Extended Market Index - World). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the US). As of March 31, 2008, companies in which the portfolio invests typically have a market capitalization of between $500 million and $5 billion at the time of purchase. As part of the investment process (and low turnover strategy) the portfolio may own stocks even though they exceed the market capitalization upper range.

The portfolio may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which 5% of net assets may be junk bonds, i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and a higher risk of default. The portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. In particular, the portfolio may use futures, options and yield curve options. To the extent the portfolio invests in foreign securities, the portfolio may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations.

In choosing securities, the portfolio managers use a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. The portfolio managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The portfolio managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

ANALYSIS OF GLOBAL THEMES. The portfolio managers consider global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

The portfolio managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the portfolio's exposure to a given country.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indicies, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   27

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. An important factor with the portfolio is how the stock markets perform - in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These risk factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
28   DWS GLOBAL OPPORTUNITIES VIP

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

o growth stocks may be out of favor for certain periods.

o a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates; this risk is greater with junk bonds and foreign bonds.

This portfolio may interest long-term investors interested in diversifying a large-cap or domestic portfolio of investments.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   29

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]





  16.18      65.63       -5.42      -24.96      -20.07     48.77      23.12      18.06      21.88      8.92
  1998       1999       2000        2001        2002       2003       2004       2005       2006       2007




FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 40.82%, Q4 1999               WORST QUARTER: -21.44%, Q3 2001
2008 TOTAL RETURN AS OF MARCH 31: -11.32%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007



                                     1 YEAR        5 YEARS        10 YEARS

Portfolio - Class B                    8.92          23.48          12.10
S&P/Citigroup Extended Market
Index -  World                         6.05          22.23          10.92

Total returns would have been lower if operating expenses hadn't been reduced.

S&P/CITIGROUP EXTENDED MARKET INDEX - WORLD is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
30   DWS GLOBAL OPPORTUNITIES VIP

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee                             0.89%
Distribution/Service (12b-1) Fee           0.25
Other Expenses1                            0.32

TOTAL ANNUAL OPERATING EXPENSES            1.46
Fee Waiver/Expense Reimbursement           0.07

NET ANNUAL OPERATING EXPENSES2             1.39

1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 1.39% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class B shares          $142           $455           $791         $1,740


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   31

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Joseph Axtell, CFA
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2002.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
     o Director, International Research at PCM International (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
     o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
   o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
   o BS, University of Minnesota - Carlson School of Management.

Terrence S. Gray, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1993 and the portfolio in 2003.
   o Over 14 years of investment industry experience.
   o Head of global portfolio selection team for Pacific Basin Equity: New
     York.
   o BS, Boston College.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
32   DWS GLOBAL OPPORTUNITIES VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS GLOBAL OPPORTUNITIES VIP - CLASS B



YEARS ENDED DECEMBER 31,                              2007           2006            2005          2004        2003
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  17.93    $ 14.84           $  12.62      $  10.25    $  6.89
-------------------------------------------------   --------    -------           --------      --------    --------
Income (loss) from investment operations:
 Net investment income (loss)a                        .01e      (  .00)b,d             .03        (  .01)      .00b
_________________________________________________   ________    _______           ________      ________    ________
 Net realized and unrealized gain (loss)                1.61      3.24                2.24          2.38      3.36
-------------------------------------------------   --------    -------           --------      --------    --------
 TOTAL FROM INVESTMENT OPERATIONS                       1.62      3.24                2.27          2.37      3.36
-------------------------------------------------   --------    -------           --------      --------    --------
Less distributions from:
 Net investment income                                (  .19)   (  .15)             (  .05)            -         -
_________________________________________________   ________    _______           ________      ________    ________
 Net realized gains                                   ( 1.33)       -                    -             -         -
_________________________________________________   ________    _______           ________      ________    ________
 TOTAL DISTRIBUTIONS                                  ( 1.52)   (  .15)             (  .05)            -         -
-------------------------------------------------   --------    -------           --------      --------    --------
NET ASSET VALUE, END OF PERIOD                      $  18.03    $ 17.93           $  14.84      $  12.62    $ 10.25
-------------------------------------------------   --------    -------           --------      --------    --------
Total Return (%)                                     8.92c       21.88c,d          18.06c        23.12c      48.77
_________________________________________________   ________    _______           ________      ________    ________

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    12       37                   33            24        13
_________________________________________________   ________    _______           ________      ________    ________
Ratio of expenses before expense reductions (%)         1.53      1.51                1.54          1.52      1.43
_________________________________________________   ________    _______           ________      ________    ________
Ratio of expenses after expense reductions (%)          1.50      1.31                1.24          1.39      1.43
_________________________________________________   ________    _______           ________      ________    ________
Ratio of net investment income (loss) (%)             .07e      (  .03)d               .25        (  .12)      .03
_________________________________________________   ________    _______           ________      ________    ________
Portfolio turnover rate (%)                               19       28                   30            24        41
-------------------------------------------------   --------    -------           --------      --------    --------

a   Based on average shares outstanding during the period.

b   Amount is less than $.005.

c   Total return would have been lower had certain expenses not been reduced.

d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

e Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.09% of average daily net assets, respectively.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                               DWS GLOBAL OPPORTUNITIES VIP   33

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS GLOBAL OPPORTUNITIES VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.39%                3.61%            $ 10,361.00          $   141.51
   2             10.25%                 1.46%                7.28%            $ 10,727.78          $   153.95
   3             15.76%                 1.46%               11.08%            $ 11,107.54          $   159.40
   4             21.55%                 1.46%               15.01%            $ 11,500.75          $   165.04
   5             27.63%                 1.46%               19.08%            $ 11,907.88          $   170.88
   6             34.01%                 1.46%               23.29%            $ 12,329.42          $   176.93
   7             40.71%                 1.46%               27.66%            $ 12,765.88          $   183.20
   8             47.75%                 1.46%               32.18%            $ 13,217.79          $   189.68
   9             55.13%                 1.46%               36.86%            $ 13,685.70          $   196.40
  10             62.89%                 1.46%               41.70%            $ 14,170.17          $   203.35
TOTAL                                                                                              $ 1,740.34


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
34   DWS GLOBAL OPPORTUNITIES VIP

DWS INTERNATIONAL VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges.) Although the portfolio can invest in companies of any size and from any country (other than the United States), it invests mainly in common stocks of established companies in countries with developed economies.

The portfolio managers use a bottom-up approach, emphasizing individual stock selection, with any active allocation among countries, regions or industries as a residual of the strategy. The portfolio managers' process begins with a broad universe of equity securities of issuers primarily, but not exclusively, located in the countries that make up the MSCI EAFE (Reg. TM) Index. The MSCI EAFE (Reg. TM) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

The portfolio managers screen for companies seeking to identify those with high or improving, and sustainable, returns on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The portfolio managers utilize information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle, demographic and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio manager's opinion of the intrinsic value of the security) for each security and ranks the securities based on these target price objectives. The portfolio managers apply a disciplined approach to risk management and portfolio construction. Stocks are sold when they meet their target price objectives, a better investment opportunity has been identified or there has been a negative change in the outlook for the company, country or industry. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.



OTHER INVESTMENTS

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the portfolio may use futures, currency options and forward currency transactions.

For temporary defensive purposes, the portfolio may invest up to 100% of its assets in Canadian and US Government obligations or currencies, securities of companies incorporated in and having their principal place of business in Canada or the US or in relatively stable investments, such as money market securities. In such a case, the portfolio would not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                      DWS INTERNATIONAL VIP   35

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. As with most stock funds, an important factor with this portfolio is how stock markets perform - in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed higher taxes.

o INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

o LIQUIDITY RISK. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the portfolio's foreign investments.

o REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o CURRENCY RISK. The portfolio invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

o LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

o TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio's foreign investments.

EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
36   DWS INTERNATIONAL VIP

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o portfolio management could be wrong in the analysis of foreign governments, industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

This portfolio is designed for investors who are interested in a broadly diversified international investment with the emphasis on long-term growth of capital.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                      DWS INTERNATIONAL VIP   37

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]



  18.28      54.13       -21.89      -30.81      -18.62     27.52      16.24      15.71      25.44      14.25
  1998       1999        2000        2001        2002       2003       2004       2005       2006       2007




FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 29.00%, Q4 1999              WORST QUARTER: -18.82%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -9.35%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007



                                   1 YEAR         5 YEARS        10 YEARS

Portfolio - Class B                  14.25          19.71           7.02
MSCI EAFE (Reg. TM) Index            11.17          21.59           8.66

Total returns would have been lower if operating expenses hadn't been reduced.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST (MSCI EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
38   DWS INTERNATIONAL VIP

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee                             0.74%
Distribution/Service (12b-1) Fee           0.25
Other Expenses1                            0.20

TOTAL ANNUAL OPERATING EXPENSES2           1.19

1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 1.29% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares          $121           $378           $654         $1,443

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Matthias Knerr, CFA
Director, Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.
   o Portfolio manager for International Equities.
   o BS, Pennsylvania State University.

Chris LaJaunie, CFA
Director, Deutsche Asset Management and Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2006 as an analyst for International Equity and International Select Equity strategies: New York.
   o Prior to that, nine years of experience as portfolio manager for Morgan Stanley Capital Strategy, and as equity analyst for Oaktree Capital Management, JP Morgan Securities and Scudder Kemper Investments.
   o Joined the portfolio in 2008.
   o BA, MA, Louisiana State University.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                      DWS INTERNATIONAL VIP   39

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS INTERNATIONAL VIP - CLASS B



YEARS ENDED DECEMBER 31,                               2007          2006          2005          2004        2003
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  13.38      $  10.82       $  9.48       $  8.24     $  6.50
-------------------------------------------------   --------      --------       -------       -------     -------
Income (loss) from investment operations:
 Net investment income (loss)a                        .16d          .24c             .12           .06         .07
_________________________________________________   ________      ________       _______       _______     _______
 Net realized and unrealized gain (loss)                1.73          2.50          1.35          1.27        1.71
-------------------------------------------------   --------      --------       -------       -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                       1.89          2.74          1.47          1.33        1.78
-------------------------------------------------   --------      --------       -------       -------     -------
Less distributions from:
 Net investment income                                (  .29)       (  .18)       (  .13)        ( .09)      ( .04)
_________________________________________________   ________      ________       _______       _______     _______
NET ASSET VALUE, END OF PERIOD                      $  14.98      $  13.38       $ 10.82       $  9.48     $  8.24
-------------------------------------------------   --------      --------       -------       -------     -------
Total Return (%)                                     14.25b        25.44b        15.71b        16.24b        27.52
_________________________________________________   ________      ________       _______       _______     _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    12            51            40            35          24
_________________________________________________   ________      ________       _______       _______     _______
Ratio of expenses before expense reductions (%)         1.41          1.37          1.41          1.38        1.32
_________________________________________________   ________      ________       _______       _______     _______
Ratio of expenses after expense reductions (%)          1.39          1.36          1.37          1.35        1.32
_________________________________________________   ________      ________       _______       _______     _______
Ratio of net investment income (loss) (%)             1.07d         1.94c           1.24           .74        1.05
_________________________________________________   ________      ________       _______       _______     _______
Portfolio turnover rate (%)                              108           105            59            73         119
-------------------------------------------------   --------      --------       -------       -------     -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.11 per share and 0.92% of average daily net assets, respectively.

d Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.33% of average daily net assets, respectively.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
40   DWS INTERNATIONAL VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS INTERNATIONAL VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.19%                3.81%            $ 10,381.00          $   121.27
   2             10.25%                 1.19%                7.77%            $ 10,776.52          $   125.89
   3             15.76%                 1.19%               11.87%            $ 11,187.10          $   130.68
   4             21.55%                 1.19%               16.13%            $ 11,613.33          $   135.66
   5             27.63%                 1.19%               20.56%            $ 12,055.80          $   140.83
   6             34.01%                 1.19%               25.15%            $ 12,515.12          $   146.20
   7             40.71%                 1.19%               29.92%            $ 12,991.95          $   151.77
   8             47.75%                 1.19%               34.87%            $ 13,486.94          $   157.55
   9             55.13%                 1.19%               40.01%            $ 14,000.80          $   163.55
  10             62.89%                 1.19%               45.34%            $ 14,534.23          $   169.78
TOTAL                                                                                              $ 1,443.18


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                      DWS INTERNATIONAL VIP   41

DWS HEALTH CARE VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
The portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the portfolio's 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The portfolio will invest primarily in securities of US companies, but may invest in foreign companies as well. While the portfolio invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt obligations.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

BOTTOM-UP RESEARCH. The portfolio managers look for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

GROWTH ORIENTATION. The portfolio managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

TOP-DOWN ANALYSIS. The portfolio managers consider the economic outlooks for various industries within the health care sector while looking for those that may benefit from changes in the overall business environment.

The portfolio managers may favor securities from different industries and companies within the health care sector at different times. The portfolio managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given health care industry.

SECURITIES LENDING. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.



OTHER INVESTMENTS

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indicies, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
42   DWS HEALTH CARE VIP

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

FOREIGN INVESTMENT RISK. To the extent the portfolio has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the portfolio invests in emerging markets, it takes on greater risks. The currency of a country in which the portfolio has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the portfolio may be subject to foreign withholding taxes.

GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

CONCENTRATION RISK. The portfolio concentrates its investments in the industries of the health care sector. As a result, factors affecting that sector, such as rapid product obsolescence and the unpredictability of winning government approvals, will have a significant impact on the portfolio's performance.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the portfolio's portfolio may decline in value.

IPO RISK. Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will obtain proportionately larger IPO allocations.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation and the risk that the derivative transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the portfolio. The use of derivatives by the portfolio to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                        DWS HEALTH CARE VIP   43

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to medium sized companies stocks. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack the financial resources of large companies. Medium-sized company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for medium-sized company shares.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

Another factor that could affect performance is:

o portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

The portfolio may make sense for investors who are comfortable with higher risks of a portfolio that focuses on an often volatile sector and are interested in gaining exposure to the health care sector.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
44   DWS HEALTH CARE VIP

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]



  -23.21      33.21       9.17      8.06      5.77     12.88
   2002       2003       2004      2005      2006      2007




FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 14.98%, Q2 2003              WORST QUARTER: -15.67%, Q2 2002
2008 TOTAL RETURN AS OF MARCH 31: -7.78%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                           1 YEAR         5 YEARS        SINCE INCEPTION*

Portfolio - Class B                          12.88          13.41               6.58
Standard & Poor's (S&P) 500 Index             5.49          12.83               4.27
Goldman Sachs Healthcare Index                8.26          10.87               4.66

*   Portfolio inception: May 1, 2001. Index comparisons begin April 30, 2001.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

GOLDMAN SACHS HEALTHCARE INDEX is an unmanaged, market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                        DWS HEALTH CARE VIP   45

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                CLASS B

ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee                             0.67%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 1                           0.36

TOTAL ANNUAL OPERATING EXPENSES            1.28

1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares          $130           $406           $702         $1,545

THE PORTFOLIO MANAGERS

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Leefin Lai, CFA
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2001, previously serving as an analyst for Salomon Smith Barney and Paine Webber and as Vice President/analyst for Citigroup Global Asset Management and Scudder Kemper Investments.
   o Over 15 years of investment industry experience.
   o BS, MBA, University of Illinois.

Thomas E. Bucher, CFA
Managing Director of Deutsche Asset Management and Consultant to the portfolio.

   o Joined Deutsche Asset Management in 1995 and the portfolio in 2002, previously serving as analyst for European Chemical, Oil, Steel and Engineering sectors and analyst/ portfolio manager for Eastern European equity.
   o Head of global equity research team for health care sector and portfolio manager for European Equity: Frankfurt.
   o MA, University of Tuegingen, Germany.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
46   DWS HEALTH CARE VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS HEALTH CARE VIP - CLASS B



YEARS ENDED DECEMBER 31,                        2007         2006         2005        2004       2003
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 13.55      $ 12.87     $  11.91    $  10.91    $  8.19
-------------------------------------------   -------      -------     --------    --------    -------
Income (loss) from investment operations:
 Net investment income (loss)a                 (  .03)c     (  .06)b     (  .07)     (  .08)    (  .07)
___________________________________________   _______      _______     ________    ________    _______
 Net realized and unrealized gain (loss)         1.75          .79         1.03        1.08       2.79
-------------------------------------------   -------      -------     --------    --------    -------
 TOTAL FROM INVESTMENT OPERATIONS                1.72          .73          .96        1.00       2.72
-------------------------------------------   -------      -------     --------    --------    -------
Less distributions from:
 Net realized gains                            (  .87)      (  .05)           -           -          -
___________________________________________   _______      _______     ________    ________    _______
NET ASSET VALUE, END OF PERIOD                $ 14.40      $ 13.55     $  12.87    $  11.91    $ 10.91
-------------------------------------------   -------      -------     --------    --------    -------
Total Return (%)                                12.88      5.77b           8.06        9.17      33.21
___________________________________________   _______      _______     ________    ________    _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)              5           21           23          20         11
___________________________________________   _______      _______     ________    ________    _______
Ratio of expenses (%)                            1.34         1.28         1.27        1.27       1.26
___________________________________________   _______      _______     ________    ________    _______
Ratio of net investment income (loss) (%)      (  .22)c     (  .42)b     (  .57)     (  .68)    (  .63)
___________________________________________   _______      _______     ________    ________    _______
Portfolio turnover rate (%)                        37           47           43          77         64
-------------------------------------------   -------      -------     --------    --------    -------

a   Based on average shares outstanding during the period.

b Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

* Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.13% of average daily net assets, respectively.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                        DWS HEALTH CARE VIP   47

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS HEALTH CARE VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                          ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                                OF RETURN:
                 0.00%                         $10,000                                      5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 1.28%                3.72%            $ 10,372.00          $   130.38
   2             10.25%                 1.28%                7.58%            $ 10,757.84          $   135.23
   3             15.76%                 1.28%               11.58%            $ 11,158.03          $   140.26
   4             21.55%                 1.28%               15.73%            $ 11,573.11          $   145.48
   5             27.63%                 1.28%               20.04%            $ 12,003.63          $   150.89
   6             34.01%                 1.28%               24.50%            $ 12,450.16          $   156.50
   7             40.71%                 1.28%               29.13%            $ 12,913.31          $   162.33
   8             47.75%                 1.28%               33.94%            $ 13,393.68          $   168.36
   9             55.13%                 1.28%               38.92%            $ 13,891.93          $   174.63
  10             62.89%                 1.28%               44.09%            $ 14,408.71          $   181.12
TOTAL                                                                                              $ 1,545.18

-

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
48   DWS HEALTH CARE VIP

DWS EQUITY 500 INDEX VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), which emphasizes stocks of large US companies. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

The portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While the portfolio manager gives priority to replicating the S&P 500 Index's performance, there is no assurance of achieving this objective.



INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a portfolio that is actively managed, an index portfolio tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

o indexing provides simplicity because it is a straightforward market-replicating strategy;

o index portfolios generally provide diversification by investing in a wide variety of companies and industries;

o an index portfolio's performance is generally predictable in that the portfolio's value is expected to move in the same direction, up or down, as the target index;

o index portfolios tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index portfolios usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

o index portfolios generally realize low capital gains as compared to actively managed portfolios.


STRATEGY

The portfolio will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the portfolio to obtain a high correlation to the S&P 500 Index, while keeping the portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the portfolio invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as "optimization." This process selects stocks for the portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, the portfolio seeks a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.



PRINCIPAL INVESTMENTS

Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The portfolio's securities are weighted to attempt to make the portfolio's total investment characteristics similar to those of the S&P 500 Index as a whole. We may exclude or remove any S&P 500 Index stock from the portfolio if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the portfolio management team may purchase a stock not


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                   DWS EQUITY 500 INDEX VIP   49
included in the S&P 500 Index when it is believed to be a cost-efficient way of approximating the S&P 500 Index's performance, for example, in anticipation of a stock being added to the S&P 500 Index. The portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.

SECURITIES LENDING. The portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. In addition, the portfolio's Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy, as described herein.



INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the portfolio uses the process of "optimization," a statistical sampling technique. First, the portfolio buys the stocks that make up the larger portions of the S&P 500 Index's value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the portfolio's liquidity and returns while minimizing its costs. Historically, this portfolio has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the portfolio sells and replaces the value of its securities within a given period.



INFORMATION REGARDING THE INDEX

The portfolio is not sponsored, endorsed, sold or promoted by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the portfolio.

S&P has no obligation to take the needs of the portfolio or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolio to be issued or in the determination or calculation of the equation by which shares of the portfolio are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the portfolio, owners of the portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
50   DWS EQUITY 500 INDEX VIP

THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

TRACKING ERROR RISK. There are several reasons that the portfolio's performance may not replicate the S&P 500 Index exactly:

o Unlike the S&P 500 Index, the portfolio incurs fees and administrative expenses and transaction costs in trading stocks.

o The composition of the S&P 500 Index and the stocks held by the portfolio may occasionally diverge.

o The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the portfolio's performance to deviate from that of the "fully invested" S&P 500 Index which does not include a cash component.

INDEX FUND RISK. Because the portfolio invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index and in derivative instruments that provide exposure to the stocks of companies in the S&P 500 Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index.

FUTURES AND OPTIONS RISK. The portfolio may invest, to a limited extent, in securities index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes. Rather, the portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by larger companies; and investment returns that track the performance of the S&P 500 Index.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                   DWS EQUITY 500 INDEX VIP   51

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was April 30, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]





  28.39      20.08       -9.46      -12.40      -22.51     27.83      10.32       4.42     15.24      5.03
  1998       1999       2000        2001        2002       2003       2004       2005      2006       2007




FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 21.14%, Q4 1998              WORST QUARTER: -17.26%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -9.60%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                          1 YEAR        5 YEARS        10 YEARS

Portfolio - Class B Shares                  5.03          12.25           5.38
Standard & Poor's (S&P) 500 Index           5.49          12.83           5.91

Total returns would have been lower if operating expenses hadn't been reduced.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
52   DWS EQUITY 500 INDEX VIP

PERFORMANCE - CLASS B2

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B2 shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B2 was September 16, 2005. In the bar chart and table, the performance figures for Class B2 before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B2. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B2
[BAR GRAPHIC APPEARS HERE]


  28.24      19.94       -9.57      -12.51      -22.60     27.68      10.18       4.23     15.20      4.85
  1998       1999       2000        2001        2002       2003       2004       2005      2006       2007




FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 21.11%, Q4 1998              WORST QUARTER: -17.32%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -9.61%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007



                                          1 YEAR        5 YEARS        10 YEARS
Portfolio - Class B2 Shares                 4.85          12.11           5.25
Standard & Poor's (S&P) 500 Index           5.49          12.83           5.91

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                   DWS EQUITY 500 INDEX VIP   53

HOW MUCH INVESTORS PAY - CLASS B

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                        CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee                                     0.19%
Distribution and/or Service (12b-1) Fees           0.25
Other Expenses 1                                   0.12

TOTAL ANNUAL OPERATING EXPENSES                    0.56
Less Fee Waiver/Expense Reimbursement              0.03

NET ANNUAL OPERATING EXPENSES 2                    0.53

1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.53% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


    Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares           $54           $176           $310           $699


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
54   DWS EQUITY 500 INDEX VIP

HOW MUCH INVESTORS PAY - CLASS B2

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                       CLASS B2
ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee                                    0.19%
Distribution and/or Service (12b-1) Fees          0.25
Other Expenses 1                                  0.12

TOTAL ANNUAL OPERATING EXPENSES2                  0.56

1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.

2 Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.63% for Class B2 shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above, this example helps you compare the expenses of Class B2 shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



EXAMPLE                 1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B2 shares           $57           $179           $313           $701

THE PORTFOLIO MANAGER

Brent Reeder is a Senior Vice President at Northern Trust Investments, NA ("NTI"). Mr. Reeder has had responsibility for the portfolio since May 2007. Mr. Reeder joined NTI in 1993. For the past six years, he has managed quantitative equity portfolios.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                   DWS EQUITY 500 INDEX VIP   55

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.



DWS EQUITY 500 INDEX VIP - CLASS B



YEARS ENDED DECEMBER 31,                                2007          2006         2005         2004        2003
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  14.96     $  13.10     $  12.72     $  11.63     $  9.20
---------------------------------------------------   --------     --------     --------     --------     -------
Income (loss) from investment operations:
 Net investment income (loss)a                             .23          .21          .17          .20         .14
___________________________________________________   ________     ________     ________     ________     _______
 Net realized and unrealized gain (loss)                   .52         1.78          .38          .99        2.40
---------------------------------------------------   --------     --------     --------     --------     -------
 TOTAL FROM INVESTMENT OPERATIONS                          .75         1.99          .55         1.19        2.54
---------------------------------------------------   --------     --------     --------     --------     -------
Less distributions from:
 Net investment income                                  (  .19)      (  .13)      (  .17)      (  .10)     (  .11)
___________________________________________________   ________     ________     ________     ________     _______
NET ASSET VALUE, END OF PERIOD                        $  15.52     $  14.96     $  13.10     $  12.72     $ 11.63
---------------------------------------------------   --------     --------     --------     --------     -------
Total Return (%)                                       5.03b        15.24b          4.42      10.32b        27.83
___________________________________________________   ________     ________     ________     ________     _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      65           84           68           53          17
___________________________________________________   ________     ________     ________     ________     _______
Ratio of expenses before expense reductions and/or
recoupments (%)                                            .58          .53          .52          .53         .55
___________________________________________________   ________     ________     ________     ________     _______
Ratio of expenses after expense reductions and/or
recoupments (%)                                            .55          .52          .52          .54         .55
___________________________________________________   ________     ________     ________     ________     _______
Ratio of net investment income (loss) (%)                 1.46         1.48         1.37         1.71        1.29
___________________________________________________   ________     ________     ________     ________     _______
Portfolio turnover rate (%)                              7c               9           15            1           1
---------------------------------------------------   --------     --------     --------     --------     -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
56   DWS EQUITY 500 INDEX VIP

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.



DWS EQUITY 500 INDEX VIP - CLASS B2



YEARS ENDED DECEMBER 31,                                     2007                2006            2005A
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  14.96           $  13.09          $ 12.94
-------------------------------------------------          ---------          --------          -------
Income (loss) from investment operations:
 Net investment income (loss)b                                  .21                .19              .05
_________________________________________________          _________          ________          _______
 Net realized and unrealized gain (loss)                        .52               1.79              .10
-------------------------------------------------          ---------          --------          -------
 TOTAL FROM INVESTMENT OPERATIONS                               .73               1.98              .15
-------------------------------------------------          ---------          --------          -------
Less distributions from:
 Net investment income                                       (  .18)            (  .11)               -
_________________________________________________          _________          ________          _______
NET ASSET VALUE, END OF PERIOD                             $  15.51           $  14.96          $ 13.09
-------------------------------------------------          ---------          --------          -------
Total Return (%)c                                              4.85              15.20             1.16**
_________________________________________________          _________          ________          _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------        -------
Net assets, end of period ($ millions)                           48                 57               59
_________________________________________________          _________          ________          _______
Ratio of expenses before expense reductions (%)                 .72                .67              .66*
_________________________________________________          _________          ________          _______
Ratio of expenses after expense reductions (%)                  .65                .63              .63*
_________________________________________________          _________          ________          _______
Ratio of net investment income (loss) (%)                      1.36               1.37             1.34*
_________________________________________________          _________          ________          _______
Portfolio turnover rate (%)                                   7d                     9               15
-------------------------------------------------          ---------          --------          -------

a For the period September 16, 2005 (commencement of operations) to December 31, 2005.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

*   Annualized

**   Not annualized




HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                   DWS EQUITY 500 INDEX VIP   57

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS EQUITY 500 INDEX VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.53%                4.47%            $ 10,447.00           $  54.18
   2             10.25%                 0.56%                9.11%            $ 10,910.85           $  59.80
   3             15.76%                 0.56%               13.95%            $ 11,395.29           $  62.46
   4             21.55%                 0.56%               19.01%            $ 11,901.24           $  65.23
   5             27.63%                 0.56%               24.30%            $ 12,429.65           $  68.13
   6             34.01%                 0.56%               29.82%            $ 12,981.53           $  71.15
   7             40.71%                 0.56%               35.58%            $ 13,557.91           $  74.31
   8             47.75%                 0.56%               41.60%            $ 14,159.88           $  77.61
   9             55.13%                 0.56%               47.89%            $ 14,788.58           $  81.06
  10             62.89%                 0.56%               54.45%            $ 15,445.19           $  84.65
TOTAL                                                                                               $ 698.58

DWS EQUITY 500 INDEX VIP - CLASS B2



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.56%                4.44%            $ 10,444.00           $  57.24
   2             10.25%                 0.56%                9.08%            $ 10,907.71           $  59.78
   3             15.76%                 0.56%               13.92%            $ 11,392.02           $  62.44
   4             21.55%                 0.56%               18.98%            $ 11,897.82           $  65.21
   5             27.63%                 0.56%               24.26%            $ 12,426.08           $  68.11
   6             34.01%                 0.56%               29.78%            $ 12,977.80           $  71.13
   7             40.71%                 0.56%               35.54%            $ 13,554.02           $  74.29
   8             47.75%                 0.56%               41.56%            $ 14,155.82           $  77.59
   9             55.13%                 0.56%               47.84%            $ 14,784.33           $  81.03
  10             62.89%                 0.56%               54.41%            $ 15,440.76           $  84.63
TOTAL                                                                                               $ 701.45


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
58   DWS EQUITY 500 INDEX VIP

DWS SMALL CAP INDEX VIP


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies. The Russell 2000 (Reg. TM) Index is a widely accepted benchmark of small company stock performance. The Russell 2000 (Reg. TM) Index measures the performance of the 2,000 smallest companies in the Russell 3000 (Reg. TM) Index which represents approximately 8% of the market capitalization of the Russell 3000 (Reg. TM) Index. Stocks in the Russell 2000 (Reg. TM) Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

The portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While the portfolio manager gives priority to replicating the Russell 2000 (Reg. TM) Index's performance, there is no assurance of achieving this objective.



INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a portfolio that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

o indexing provides simplicity because it is a straightforward market-replicating strategy;

o index portfolios generally provide diversification by investing in a wide variety of companies and industries;

o an index portfolio's performance is generally predictable in that the portfolio's value is expected to move in the same direction, up or down, as the target index;

o index portfolios tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index portfolios usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

o index portfolios generally realize low capital gains as compared to actively managed portfolios.


STRATEGY

The portfolio will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the portfolio to obtain a high correlation to the Russell 2000 (Reg. TM) Index while keeping the portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the Russell 2000 (Reg. TM) Index as closely as possible, the portfolio invests in a statistically selected sample of the securities found in the Russell 2000 (Reg. TM) Index, using a process known as "optimization." This process selects stocks for the portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the Russell 2000 (Reg. TM) Index. Over the long term, the portfolio seeks a correlation between the performance of the portfolio, before expenses, and the Russell 2000 (Reg. TM) Index of 95% or better. A figure of 100% would indicate perfect correlation.



PRINCIPAL INVESTMENTS

Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 (Reg. TM) Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 (Reg. TM) Index. The portfolio's securities are weighted to attempt to make the portfolio's total investment characteristics similar to those of the Russell 2000 (Reg. TM) Index as a whole. We may exclude or remove any Russell 2000 (Reg. TM) Index stock from the portfolio if we believe that the stock is illiquid or has impaired financial conditions brought on by extraordinary events. At times, the portfolio management team may purchase a stock not


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS SMALL CAP INDEX VIP   59
included in the Russell 2000 (Reg. TM) Index when it is believed to be a cost-efficient way of approximating the Russell 2000 (Reg. TM) Index's performance, for example, in anticipation of a stock being added to the Russell 2000 (Reg. TM) Index. The portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.

SECURITIES LENDING. The portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board could change the portfolio's investment objective without seeking shareholder approval. In addition, the portfolio's Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy, as described herein.



INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the portfolio uses the process of "optimization," a statistical sampling technique. First, the portfolio buys the stocks that make up the larger portions of the Russell 2000 (Reg. TM) Index's value in roughly the same proportion as the Russell 2000 (Reg. TM) Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the Russell 2000 (Reg. TM) Index without buying all of those stocks. This approach attempts to maximize the portfolio's liquidity and returns while minimizing its costs. Historically, this portfolio has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the fund sells and replaces the value of its securities within a given period. High turnover can increase a portfolio's transaction costs, thereby lowering its returns.



THE MAIN RISKS OF INVESTING IN THE PORTFOLIO

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

STOCK MARKET RISK. The portfolio is affected by how the stock market performs. To the extent the portfolio invests in a particular capitalization or market sector, the portfolio's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, which could affect the portfolio's ability to sell them at an attractive price.

TRACKING ERROR RISK. There are several reasons that the portfolio's performance may not replicate the Russell 2000 (Reg. TM) Index exactly:

o Unlike the Russell 2000 (Reg. TM) Index, the portfolio incurs fees and administrative expenses and transaction costs in trading stocks.

o The composition of the Russell 2000 (Reg. TM) Index and the stocks held by the portfolio may occasionally diverge.

o The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the portfolio's performance to deviate from the "fully invested" Russell 2000 (Reg. TM) Index, which does not include a cash component.

INDEX FUND RISK. Because the portfolio invests at least 80% of its assets in the stocks of companies included in the Russell 2000 (Reg. TM) Index and in derivative instruments that provide exposure to the stocks of companies in the Russell 2000 (Reg. TM) Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index.

SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations than the stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
60   DWS SMALL CAP INDEX VIP

FUTURES AND OPTIONS RISK. The portfolio may invest, to a limited extent, in securities index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes. Rather, the portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses.

PRICING RISK. At times, market conditions may make it difficult to value some investments, and the portfolio may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the portfolio has valued its securities too highly, you may pay too much for portfolio shares when you buy into the portfolio. If the portfolio has underestimated the price of its securities, you may not receive the full market value when you sell your portfolio shares.

SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by smaller companies; and investment returns that track the performance of the Russell 2000 (Reg. TM) Index.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS SMALL CAP INDEX VIP   61

PERFORMANCE - CLASS B

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and comparable index information (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the comparable index information varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

The inception date for Class B was April 30, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class
B. Class A is offered in a different prospectus.


ANNUAL TOTAL RETURN (%) as of 12/31 each year - CLASS B
[BAR GRAPHIC APPEARS HERE]


  -2.43      19.86       -4.11      1.82      -20.78     46.05      17.48       3.99     17.19       -2.16
  1998       1999       2000       2001       2002       2003       2004       2005      2006       2007




FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 22.95%, Q2 2003               WORST QUARTER: -21.30%, Q3 2002
2008 TOTAL RETURN AS OF MARCH 31: -10.20%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                      1 YEAR         5 YEARS        10 YEARS
Portfolio - Class B Shares              -2.16          15.39           6.35
Russell 2000 (Reg. TM) Index            -1.57          16.25           7.08

Total returns would have been lower if operating expenses hadn't been reduced.

RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
62   DWS SMALL CAP INDEX VIP

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.



FEE TABLE                                CLASS B
ANNUAL OPERATING EXPENSES, deducted from portfolio assets

Management Fee                             0.35%
Distribution/Service (12b-1) Fee           0.25
Other Expenses 1                           0.15

TOTAL ANNUAL OPERATING EXPENSES            0.75

1 "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



EXAMPLE                1 YEAR        3 YEARS        5 YEARS        10 YEARS

Class B shares           $77           $240           $417           $930

THE PORTFOLIO MANAGER

Brent Reeder is a Senior Vice President at Northern Trust Investments, NA ("NTI"). Mr. Reeder has had responsibility for the portfolio since May 2007. Mr. Reeder joined NTI in 1993. For the past six years, he has managed quantitative equity portfolios.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure, and information regarding other accounts managed.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS SMALL CAP INDEX VIP   63

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.



DWS SMALL CAP INDEX VIP - CLASS B



YEARS ENDED DECEMBER 31,                              2007        2006        2005        2004       2003
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  16.11    $  14.39    $  14.34   $ 12.23     $  8.44
-------------------------------------------------  --------    --------    --------   -------     -------
Income (loss) from investment operations:
 Net investment income (loss)a                          .13         .10         .07      .08         .07
_________________________________________________  ________    ________    ________   _______     _______
 Net realized and unrealized gain (loss)             (  .40)       2.34         .43     2.05        3.80
-------------------------------------------------  --------    --------    --------   -------     -------
 TOTAL FROM INVESTMENT OPERATIONS                    (  .27)       2.44         .50     2.13        3.87
-------------------------------------------------  --------    --------    --------   -------     -------
Less distributions from:
 Net investment income                               (  .10)     (  .06)     (  .06)  (  .02)     (  .08)
_________________________________________________  ________    ________    ________   _______     _______
 Net realized gains                                  ( 1.04)     (  .66)     (  .39)       -           -
-------------------------------------------------  --------    --------    --------   -------     -------
 TOTAL DISTRIBUTIONS                                 ( 1.14)     (  .72)     (  .45)  (  .02)     (  .08)
-------------------------------------------------  --------    --------    --------   -------     -------
NET ASSET VALUE, END OF PERIOD                     $  14.70    $  16.11    $  14.39   $ 14.34     $ 12.23
-------------------------------------------------  --------    --------    --------   -------     -------
Total Return (%)b                                    ( 2.16)      17.19        3.99    17.48       46.05
_________________________________________________  ________    ________    ________   _______     _______

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   73          68          45       35          18
_________________________________________________  ________    ________    ________   _______     _______
Ratio of expenses before expense reductions (%)         .78         .72         .71      .73         .87
_________________________________________________  ________    ________    ________   _______     _______
Ratio of expenses after expense reductions (%)          .76         .70         .70      .70         .70
_________________________________________________  ________    ________    ________   _______     _______
Ratio of net investment income (loss) (%)               .84         .68         .53      .66         .66
_________________________________________________  ________    ________    ________   _______     _______
Portfolio turnover rate (%)                           24c            42          26       22          28
-------------------------------------------------  --------    --------    --------   -------     -------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
64   DWS SMALL CAP INDEX VIP

HYPOTHETICAL EXPENSE SUMMARY

Using the annual portfolio operating expense ratios presented in the fee tables in the portfolio prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the portfolio held for the next 10 years and the impact of such fees and expenses on portfolio returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual portfolio expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the portfolio that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the portfolio's prospectus to consider the investment objectives, risks, expenses and charges of the portfolio prior to investing.



DWS SMALL CAP INDEX VIP - CLASS B



                MAXIMUM                  INITIAL HYPOTHETICAL                         ASSUMED RATE
             SALES CHARGE:                   INVESTMENT:                               OF RETURN:
                 0.00%                         $10,000                                     5%
               CUMULATIVE                                CUMULATIVE           HYPOTHETICAL
             RETURN BEFORE                              RETURN AFTER        YEAR-END BALANCE          ANNUAL
                FEES AND            ANNUAL FUND           FEES AND           AFTER FEES AND          FEES AND
YEAR            EXPENSES          EXPENSE RATIOS          EXPENSES              EXPENSES             EXPENSES
   1              5.00%                 0.75%                4.25%            $ 10,425.00           $  76.59
   2             10.25%                 0.75%                8.68%            $ 10,868.06           $  79.85
   3             15.76%                 0.75%               13.30%            $ 11,329.96           $  83.24
   4             21.55%                 0.75%               18.11%            $ 11,811.48           $  86.78
   5             27.63%                 0.75%               23.13%            $ 12,313.47           $  90.47
   6             34.01%                 0.75%               28.37%            $ 12,836.79           $  94.31
   7             40.71%                 0.75%               33.82%            $ 13,382.35           $  98.32
   8             47.75%                 0.75%               39.51%            $ 13,951.10           $ 102.50
   9             55.13%                 0.75%               45.44%            $ 14,544.02           $ 106.86
  10             62.89%                 0.75%               51.62%            $ 15,162.14           $ 111.40
TOTAL                                                                                               $ 930.32


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                    DWS SMALL CAP INDEX VIP   65

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Each portfolio may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The Advisor, or a subadvisor, will establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio will use the higher rating. If a security's credit quality falls, the Advisor or subadvisor will determine whether selling it would be in a portfolio's best interest.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each portfolio.

If you want more information on each portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that a portfolio will achieve its objective.

A complete list of each portfolio's portfolio holdings as of the month-end is posted on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each portfolio's (except DWS Bond VIP) top ten equity holdings and other information about each portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter end. Each portfolio's Statement of Additional Information includes a description of a portfolio's policies and procedures with respect to the disclosure of a portfolio's portfolio holdings.



THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), is the investment advisor for each portfolio. Under the supervision of the Board Members, the Advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes portfolio investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
66   OTHER POLICIES AND RISKS

The Advisor receives a management fee from each portfolio. Below is the management rate paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:



PORTFOLIO NAME                              FEE PAID
DWS Bond VIP                                  0.39%
DWS Growth & Income VIP                       0.38%*
DWS Capital Growth VIP                        0.36%*
DWS Global Opportunities VIP                  0.87%*
DWS International VIP                         0.74%
DWS Health Care VIP                           0.67%
DWS Equity 500 Index VIP                      0.16%*
DWS Equity 500 Index VIP - Class B2           0.16%*
DWS Small Cap Index VIP                       0.33%*

* Reflecting the effect of expense limitations and/or fee waivers then in effect.


A discussion regarding the basis for the Board renewal of each portfolio's investment management agreement and, as applicable, subadvisory agreement, and sub-subadvisory agreement is contained in the shareholder reports for the annual period ended December 31, 2007 (see "Shareholder reports" on the back cover).

In addition, under a separate administrative services agreement between each portfolio and Deutsche Investment Management Americas Inc., each portfolio pays the Advisor for providing most of each portfolio's administrative services.



PORTFOLIO SUBADVISORS


SUBADVISOR FOR DWS BOND VIP
Pursuant to an investment subadvisory agreement between the Advisor and Aberdeen Asset Management Inc. ("AAMI"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, AAMI acts as subadvisor. As the subadvisor, AAMI, under the supervision of the Board and the Advisor, makes investment decisions, buys and sells securities and conducts the research that leads to these purchase and sale decisions. AAMI provides a full range of international investment advisory services to institutional and retail clients.


AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI is located at 1735 Market Street, Philadelphia, PA 19103.



SUB-SUBADVISOR FOR DWS BOND VIP

Pursuant to an investment sub-subadvisory agreement between AAMI and Aberdeen Asset Management Investment Services Limited ("AAMISL"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, AAMISL acts as the sub-subadvisor for the portfolio. As the sub-subadvisor, AAMISL, under the supervision of the Board of Trustees, DIMA and AAMI, manages the portfolio's investments in foreign securities, foreign currencies and related investments and conducts the research that leads to these investments. AAMISL provides a full range of international investment advisory services to institutional and retail clients. AAMI continues to manage the core bond and active fixed income strategies of the portfolio.

AAMISL will be paid for its sub-subadvisory services by AAMI, the portfolio's subadvisor, from AAMI's subadvisory fee paid by DIMA to AAMI.



SUBADVISOR FOR DWS EQUITY 500 INDEX VIP AND DWS SMALL CAP INDEX VIP

Northern Trust Investments, N.A. ("NTI"), the subadvisor for DWS Equity 500 Index VIP and DWS Small Cap Index VIP, is located at 50 South LaSalle Street, Chicago, IL 60603. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                     THE INVESTMENT ADVISOR   67

Company ("TNTC"). TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2007, NTI and its affiliates had assets under custody of $4.1 trillion, and assets under investment management of $757.2 billion.


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
68   PORTFOLIO SUBADVISORS

--------------------------------------------------------------------------------
YOUR INVESTMENT IN THE PORTFOLIOS

The information in this section may affect anyone who selects one or more portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers one or more portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. Each portfolio assumes no responsibility for such prospectuses.


POLICIES ABOUT TRANSACTIONS
The information in this prospectus applies to Class B shares of each portfolio and for DWS Equity 500 VIP only, Class B2 shares. Each portfolio offers two classes of shares (except DWS Equity 500 Index VIP, which offers three classes of shares). Class B and Class B2 shares are offered at net asset value and are subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series I and DWS Investments VIT Funds (which include each portfolio just described) are the participating insurance companies (the "insurance companies") that offer each portfolio as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. Each portfolio does not sell shares directly to the public. Each portfolio sells shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike a portfolio, are not sold to insurance company separate accounts to fund investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners of that portfolio.

Each portfolio has a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. This means that when an insurance company opens an account, a portfolio will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

Each portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Each portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   69

BUYING AND SELLING SHARES

Each PORTFOLIO IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Each portfolio continuously sells shares to each insurance company separate account, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by the insurance company. The insurance company offers contract owners units in its separate accounts which correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed by the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.


IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o Each portfolio does not issue share certificates.

o Each portfolio reserves the right to reject purchases of shares for any reason.

o Each portfolio reserves the right to withdraw or suspend the offering of shares at any time.

o Each portfolio reserves the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o Each portfolio may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o Each portfolio may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o Each portfolio may pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less.

o A purchase order from an insurance company separate account may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of portfolio shares may present risks to each portfolio's long-term shareholders (as used herein, the term "shareholders" may refer to the contract owners), including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
70   YOUR INVESTMENT IN THE PORTFOLIOS
shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage"). Each portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to these policies, each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a portfolio. Each portfolio, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. Each portfolio may take other trading activity into account if a portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. Each portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of each portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to each portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by each portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, each portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interest of each portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than each portfolio's policies, may permit certain transactions not permitted by each portfolio's policies, or prohibit transactions not subject to each portfolio's policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of each portfolio that provide a substantially similar level of protection for each portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions, or operational constraints, that prevent them from blocking an account. In such instances, the Advisor may permit the insurance company to use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, each portfolio that invests some portion of its assets in foreign securities has adopted certain fair valuation practices intended to protect each portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by each portfolio. (See "How each Portfolio Calculates Share Price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying contract holders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of each portfolio's shares), short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in each portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

Each portfolio's market timing policies and procedures may be modified or terminated at any time.

DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   71

HOW TO RECEIVE ACCOUNT INFORMATION

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


HOW TO SELECT SHARES

Shares in a portfolio are available in connection with certain variable annuity and life insurance arrangements. Each insurance company has different provisions about how and when their contract owners may select portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in connection with a portfolio.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each portfolio, to selected financial advisors in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each portfolio, any record keeping/ sub-transfer agency/networking fees payable by each portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a portfolio with "shelf space" or access to a third party platform or portfolio offering list or other marketing programs, including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of each portfolio serviced and maintained by the financial advisor, .10% to .25% of sales of each portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each portfolio or of any particular share class of each portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each portfolio. Additional information regarding these revenue sharing payments is included in each portfolio's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
72   YOUR INVESTMENT IN THE PORTFOLIOS

Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for each portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



HOW EACH PORTFOLIO CALCULATES SHARE PRICE

To calculate net asset value per share, or NAV, each portfolio uses the following equation:



   TOTAL ASSETS - TOTAL LIABILITIES
  ---------------------------             = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio's use of fair value pricing. This is intended to reduce a portfolio's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when each portfolio doesn't price the shares.



DISTRIBUTIONS

Each portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. Each portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of a portfolio unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.



TAXES

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                          YOUR INVESTMENT IN THE PORTFOLIOS   73

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1|M/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account will be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts may have to report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio's shares.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio's investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, a portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.



MARKETING AND DISTRIBUTION FEES

Class B and Class B2 Shares are referred to collectively as "Class B shares." DWS Scudder Distributors, Inc., a subsidiary of the Advisor, is each portfolio's distributor.

DWS Variable Series I and DWS Investments VIT Funds have each adopted a 12b-1 plan for all Class B shares. Under this plan, each portfolio pays a fee to the Distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of a portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the Distributor may remit payments to the participating insurance company's affiliated broker-dealers or another affiliated company rather than to the participating insurance company itself.

The plan provides that DWS Variable Series I and DWS Investments VIT Funds, on behalf of each applicable portfolio, will pay DWS Scudder Distributors, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to each applicable portfolio's Class B shares. Under the plan, a portfolio may make quarterly payments to the Distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such


                               DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
                                                                  CLASS B SHARES
74   DISTRIBUTIONS
payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolios attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.


DWS VARIABLE SERIES I - DWS INVESTMENTS VIT FUNDS
CLASS B SHARES
                                                              DISTRIBUTIONS   75

--------------------------------------------------------------------------------
TO GET MORE INFORMATION


SHAREHOLDER REPORTS - These include commentary from each portfolio's management team about recent market conditions and the effects of each portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778 -1482, or contact DWS Scudder at the address listed below. Each portfolio's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS SCUDDER DISTRIBUTORS, INC.      SEC
222 South Riverside Plaza           100 F Street, N.E.
Chicago, IL 60606-5808              Washington, D.C. 20549-0102
(800) 621-1148                      WWW.SEC.GOV
                                    (800) SEC-0330


SEC FILE NUMBER:
-------------------------------------
DWS Variable Series I 811-04257
DWS Investments VIT Funds 811-07507


(05/01/08) 1b-A

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2008


                              CLASS A AND B SHARES

                              DWS VARIABLE SERIES I


              Two International Place, Boston, Massachusetts 02110



This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of DWS Variable Series I (the "Fund") dated May 1, 2008, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling (800) 778-1482, and is also available along with other related materials on the Securities and Exchange Commission Internet Web site (http://www.sec.gov). The prospectus is also available from insurance companies that offer one or more of the Fund's portfolios as an investment option (the "Participating Insurance Companies").

DWS Variable Series I offers a choice of six portfolios (each a "Portfolio," collectively, the "Portfolios"), in connection with certain variable life insurance and variable annuity contracts ("Contract(s)") offered by Participating Insurance Companies. Each Portfolio is a series of the Fund.

Portions of the Annual Report for each Portfolio for the fiscal year ended December 31, 2007 are incorporated herein by reference, as specified herein. A copy of each Portfolio's Annual Report may be obtained without charge from the Fund by calling (800) 778-1482. This Statement of Additional Information is incorporated by reference into the corresponding prospectuses for each class of share of each Portfolio noted below.

The six portfolios are:


                                  DWS BOND VIP
                             DWS GROWTH & INCOME VIP
                             DWS CAPITAL GROWTH VIP
                          DWS GLOBAL OPPORTUNITIES VIP
                              DWS INTERNATIONAL VIP
                               DWS HEALTH CARE VIP



                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS........................................................1

INVESTMENT POLICIES AND TECHNIQUES.............................................3
         General Investment Policies...........................................3
         Portfolio Holdings Information.......................................34

MANAGEMENT OF THE FUND........................................................36
         Investment Advisor...................................................36
         Subadvisor and Sub-subadvisor -- DWS Bond VIP........................46
         Compensation of Portfolio Managers...................................48

FUND SERVICE PROVIDERS........................................................66
         Administrator........................................................66
         Principal Underwriter................................................67
         Transfer Agent.......................................................69
         Custodian............................................................70
         Independent Registered Public Accounting Firm........................71
         Legal Counsel........................................................71

PORTFOLIO TRANSACTIONS........................................................74

PURCHASES AND REDEMPTIONS.....................................................81

DIVIDENDS, CAPITAL GAINS AND TAXES............................................90

NET ASSET VALUE...............................................................96

TRUSTEES AND OFFICERS.........................................................97

PROXY VOTING GUIDELINES......................................................125

ADDITIONAL INFORMATION.......................................................127

FINANCIAL STATEMENTS.........................................................128

APPENDIX A...................................................................129


                             INVESTMENT RESTRICTIONS

The following fundamental policies may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio which, under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio.

As a matter of fundamental policy, the Fund may not on behalf of any Portfolio:

1. borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. For all Portfolios (except DWS Health Care VIP): concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

5. engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

6. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities; or

7. make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies. The Board of Trustees of the Fund has voluntarily adopted policies and restrictions which are observed in the conduct of the Fund's affairs. These represent intentions of the Board based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without prior notice to or approval of shareholders.

As a matter of nonfundamental policy, the Fund currently does not intend on behalf of the indicated Portfolio(s):

1. to borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio's registration statement which may be deemed to be borrowings;

2. For all Portfolios (except DWS Bond VIP): to enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

3. to purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions;

4. to purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

5. For all Portfolios (except DWS Bond VIP): to enter into futures contracts or purchase options thereon, unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Portfolio's total assets; provided that in the case of an option that is in-the-money at the time of purchase, and in-the-money amount may be excluded in computing the 5% limit;

6. For Bond VIP: to invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts;

7. to purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

8. to lend portfolio securities in an amount greater than 33 1/3% of its total assets;

9. to acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

"Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value. (See "NET ASSET VALUE.")

Master/feeder Fund Structure

The Fund's Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.


Temporary Defensive Policy. For temporary defensive purposes, each Portfolio may invest, without limit, in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. In such a case, a Portfolio would not be pursuing, and may not achieve, its investment objective.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Policies

DWS Variable Series I is an open-end, registered management investment company established as a Massachusetts business trust. The Fund is a series fund consisting of six diversified portfolios: DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Health Care VIP and DWS International VIP: (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"). Additional portfolios may be created from time to time. The Fund is intended to be the funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") to be offered to the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a Rule 12b-1 Distribution Plan.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Portfolio's assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Portfolios, but, to the extent employed, could from time to time have a material impact on a Portfolio's performance.


It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio's applicable prospectus.

Borrowing. As a matter of fundamental policy, each Portfolio will not borrow money, except as permitted under the 1940 Act, and as interpreted by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Portfolio's volatility and the risk of loss in a declining market. Borrowing by a Portfolio will involve special risk considerations. Although the principal of a Portfolio's borrowings will be fixed, the Portfolio's assets may change in value during the time that a borrowing is outstanding, thus increasing exposure to capital risk.

Asset-Backed Securities. Asset backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. DWS Health Care VIP may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Portfolio will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Portfolio may purchase asset-indexed securities to the extent permitted by law.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolios may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) and smaller banks as described below. Although the Portfolios recognize that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank. Further, foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between a mortgage-backed bond and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.

Common Stock. DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP invest in common stock. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Portfolios may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Each Portfolio may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tends to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs").

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP may each invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the DWS Growth & Income VIP, DWS Capital Growth VIP and DWS International VIP investment policies, the Portfolios' investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. DWS Bond VIP may invest in all types of direct debt investments, but among these investments the Portfolio currently intends to invest primarily in direct loans and trade claims.

When the Portfolio participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. The Portfolio will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of the Portfolio's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which the Portfolio invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Portfolio's ability to dispose of them when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Portfolio to assign a value of these instruments for purposes of valuing the Portfolio's portfolio and calculating its net asset value. In order to lessen liquidity risk, the Portfolio anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Portfolio's net assets to be illiquid. Trade claims may also present a tax risk to the Portfolio. The Portfolio will not invest in trade claims if it effects the Portfolio's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

Each Portfolio will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions.

Dollar rolls may be treated for purposes of the 1940 Act, as amended, as borrowings of each Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that each Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.


Eurodollar Instruments. The Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

FHLMC Collateralized Mortgage Obligations. Federal Home Loan Mortgage Corporation ("FHLMC") CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Portfolio may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Portfolio's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Portfolio will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Portfolio, and thus the net asset value of a Portfolio's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed income securities are denominated with respect to the US dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed income securities, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investment. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP and DWS International VIP may each invest, except as applicable to debt securities generally, in US dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to the Portfolio's domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Advisor. DWS Bond VIP may invest up to 25% of its assets in non-US dollar-denominated foreign debt securities. DWS Growth & Income VIP may invest up to 25% of its assets in non-US dollar denominated equity securities of foreign issuers. DWS Capital Growth VIP may invest up to 25% of its assets, and DWS Global Opportunities VIP and DWS International VIP may invest without limit, in non-US dollar-denominated equity securities of foreign issuers.

Foreign Securities. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund's identification of such condition until the date of the SEC action, a fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund's Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. DWS Bond VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Ba by Moody's or below BB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Portfolio's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio's decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Impact of Large Redemptions and Purchases of Portfolio Shares. From time to time, shareholders of a Portfolio (which may include affiliated and/or non-affiliated registered investment companies that invest in a Portfolio) may make relatively large redemptions or purchases of Portfolio shares. These transactions may cause a Portfolio to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Portfolio's performance to the extent that a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Portfolio's expense ratio.

Impact of Sub-Prime Mortgage Market. A Portfolio may invest in companies that may be affected by the downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which tend to have higher interest rates, are made to borrowers who do not qualify for prime rate loans because of their low credit ratings or other factors that suggest that they have a higher probability of defaulting. The downturn in the sub-prime mortgage-lending market has had, and may continue to have, a far-reaching impact on the broader securities market, especially in the sub-prime, asset-backed and other debt related securities markets. In addition to performance issues, the reduced investor demand for sub-prime, asset-backed and other debt related securities as a result of the downturn has created liquidity and valuation issues for these securities. A Portfolio's investments related to or impacted by the downturn in the sub-prime mortgage lending market may cause the overall value of a Portfolio to decrease.


Indexed Securities. DWS Bond VIP may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Interfund Borrowing and Lending Program. The Fund, on behalf of each Portfolio, has received exemptive relief from the Securities and Exchange Commission ("SEC") which permits the Portfolios to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of nonfundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a Portfolio may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their Net Asset Value ("NAVs"). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the S&P 500. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.


Investment-Grade Bonds. Each Portfolio may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust and DWS Trust Company, or one or more future entities for which Deutsche Asset Management acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Portfolio in shares of the Central Funds will be in accordance with the Portfolio's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Portfolio's ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The DWS Health Care VIP may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Portfolio's portfolio as its assets increase (and thus have a more limited effect on the Portfolio's performance).

Lending of Portfolio Securities. Each Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a portfolio. A portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a portfolio at any time, and (d) a portfolio receives reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a portfolio's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. DWS Bond VIP, DWS Global Opportunities VIP and DWS Growth & Income VIP may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates will often lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolios to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Portfolios, the prepayment right will tend to limit to some degree the increase in net asset value of the Portfolios because the value of the mortgage-backed securities held by the Portfolios may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their volatility, affecting the price volatility of the Fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities such as securities issued by the "GNMA" are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the "FHLMC." Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any governmental agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues PCs which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolios' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Portfolios' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities. The Advisor expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. DWS Bond VIP will not purchase mortgage-backed securities or any other assets which, in the opinion of the Advisor, are illiquid if, as a result, more than 15% of the value of the Portfolio's net assets will be illiquid. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Mortgage Dollar Rolls. DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Municipal Obligations. DWS Bond VIP may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Portfolio may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations"). Demand obligations are considered for a Portfolio's purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Portfolio are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. A Portfolio believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of a Portfolio's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

DWS Bond VIP may acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. DWS Bond VIP has no current intention of purchasing tax-exempt municipal obligations that would amount to greater than 5% of the Portfolio's total assets.

Participation Interests. A Portfolio may purchase from financial institutions participation interests in securities in which a Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that a Portfolio's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of a Portfolio's participation interests in the security, plus accrued interest. As to these instruments, a Portfolio generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Other Asset-Backed Securities. The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. DWS Bond VIP will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

DWS Bond VIP may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual interest in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require DWS Bond VIP to dispose of any then existing holdings of such securities.

Real Estate Investment Trusts ("REITs"). DWS Bond VIP, DWS Growth & Income VIP, DWS Global Opportunities VIP and DWS Health Care VIP may each invest in REITs. REITs are sometimes informally categorized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Changes in interest rates may also affect the value of a Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market prices of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. On behalf of a Portfolio, the Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Portfolio, the Fund seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Restructuring Instruments. DWS Bond VIP hold distressed securities, which are securities that are in default or in risk of being in default. In connection with an exchange or workout of such securities, the Portfolio may accept various instruments if the investment adviser determines it is in the best interests of the Portfolio and consistent with the portfolio's investment objective and policies. Such instruments may include, but not limited to, warrants, rights, participation interests in assets sales and contingent-interest obligations.

Reverse Repurchase Agreements. Each Portfolio may enter into "reverse repurchase agreements," which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed upon time and price. The Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Portfolio will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.


Short Sales Against the Box. DWS Health Care VIP may make short sales of common stocks if, at all times when a short position is open, a Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Portfolio may enter into short sales against the box.

Small Company Risk. The Advisor believes that many small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS(TM)") and Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. DWS Bond VIP may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Portfolios of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Portfolios, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Portfolio receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Portfolios, to sell their holdings.

US Government Securities. There are two broad categories of US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a Portfolio's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio's average portfolio maturity. As a result, a Portfolio's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. Each Portfolio may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, the Portfolio would lose the entire purchase price of the warrant.

When-Issued Securities. A Portfolio may from time to time purchase securities on a "when-issued" or "forward delivery" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is generally fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. When a Portfolio purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While such securities may be sold prior to the settlement date, a Portfolio intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Portfolio will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP may each invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Strategic Transactions and Derivatives. A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in its portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Portfolio's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio's assets (10% for DWS Bond VIP with respect to currency exposure and 15% for DWS Bond VIP with respect to credit default swaps) will be committed to Strategic Transactions entered into for non-hedging purposes.

Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and a Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) as required by law.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities "covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

Each Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be "covered" (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

Each Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Portfolio will not sell put options if, as a result, more than 50% of a Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price. DWS Capital Growth VIP and DWS International VIP may write covered call and put options on no more than 5% of each Portfolio's net assets; the value of the aggregate premiums paid for all put and call options held by each of these Portfolios will not exceed 20% of its total assets.

General Characteristics of Futures. Each Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position. In particular cases, however, when it is economically advantageous to the Portfolio, a long futures position may be terminated (or any option may expire) without the corresponding purchase of securities.

The Portfolios have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. Each Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Portfolio (subject to the limitations pertaining to certain Portfolios described below) may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

Each Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

DWS Bond VIP will limit its currency exposure to 10% of its total assets measured by the market value of non-U.S. dollar holdings netted with the market value of currency forward contracts.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio's portfolio is exposed is difficult to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio's portfolio securities are or are expected to be denominated, in exchange for US dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Portfolios may enter are, currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. DWS Bond VIP will not invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts and will invest in these instruments only for hedging purposes.

DWS Bond VIP may invest up to 15% of its total assets in credit default swaps for both hedging and non-hedging purposes (measured by the notional amount of the contract).

A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Portfolio's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of the Portfolio's assets may be invested in credit default swaps for purposes of buying credit protection on individual securities if the Portfolio does not own the individual security or securities at the time of the investment. Where the Portfolio is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Portfolio currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Portfolio's restrictions on investing in illiquid securities.

If the Portfolio is a buyer of a credit default swap and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if the Portfolio is a buyer and an event of default occurs, the Portfolio will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Portfolio had invested in the reference obligation directly.

The Portfolio may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Portfolio is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Portfolio's restrictions on investing in illiquid securities.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent a Portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires the Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to the Portfolio's obligations or to segregate cash or liquid assets equal to the amount of a Portfolio's obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Portfolio Holdings Information


In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Portfolio may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Portfolio's prospectus. Each Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Portfolio.

Each Portfolio's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Portfolio and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each Portfolio's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of each Portfolio's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Portfolio's Trustees/Directors must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Portfolio's Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Portfolio and information derived therefrom, including, but not limited to, how each Portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as each Portfolio's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the portfolios' Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a portfolio's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a portfolio's policies and procedures with respect to the disclosure of portfolio holdings information will protect a portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, New York 10154, is part of Deutsche Asset Management ("DeAM"), and serves as the investment advisor for each Portfolio. Under the supervision of the Board of Trustees, DIMA or a subadvisor makes the Portfolios' investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Advisor or subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


Deutsche Asset Management ("DeAM") is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by DIMA and its affiliates to the DWS Mutual Funds.


The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.

Each Portfolio is managed by a team of investment professionals who each play an important role in the Portfolio's management process. Team members work together to develop investment strategies and select securities for a Portfolio's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Portfolio investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Portfolios, as well as team members who have other ongoing management responsibilities for each Portfolio, are identified in each Portfolio's prospectus, as of the date of the Portfolio's prospectus. Composition of the team may change over time, and Portfolio shareholders and investors will be notified of changes affecting individuals with primary management responsibilities.

Pursuant to an Investment Management Agreement between DIMA and each Portfolio (the "Investment Management Agreements"), the Advisor provides continuing investment management of the assets of the Portfolios. In addition to the investment management of the assets of the Portfolios, the Advisor determines the investments to be made for the Portfolios, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Portfolio's policies as stated in its Prospectus and SAI, or as adopted by the Portfolios' Board. The Advisor will also monitor, to the extent not monitored by the Portfolios' administrator or other agent, the Portfolios' compliance with its investment and tax guidelines and other compliance policies.


The Advisor provides assistance to the Portfolio's Board in valuing the securities and other instruments held by the Portfolio, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Portfolio's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Portfolio, including the Portfolio's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreements provide that the Portfolios are generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Portfolios, the Portfolios' custodian, or other agents of the Portfolios; taxes and governmental fees; fees and expenses of the Portfolios' accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

The Investment Management Agreements allow the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of the Portfolios, and, if required by applicable law, subject to a majority vote of the Portfolios' shareholders.

The Investment Management Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreements may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Portfolios on 60 days' written notice.


For all services provided under the Investment Management Agreements, each Portfolio pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

                   Fund                                     Management Fee Rate
                   ----                                     -------------------
DWS Bond VIP                                     0.390% to $250 million
                                                 0.365% next $750 million
                                                 0.340% thereafter
DWS Capital Growth VIP                           0.390% to $250 million
                                                 0.365% next $750 million
                                                 0.340% thereafter
DWS Global Opportunities VIP                     0.890% first $500 million
                                                 0.875% next $500 million
                                                 0.860% next $1.0 billion
                                                 0.845% thereafter
DWS Growth & Income VIP                          0.390% to $250 million
                                                 0.365% next $750 million
                                                 0.340% thereafter
DWS Health Care VIP                              0.665% to $250 million
                                                 0.640% next $750 million
                                                 0.615% next $1.5 billion
                                                 0.595% next $2.5 billion
                                                 0.565% next $2.5 billion
                                                 0.555% next $2.5 billion
                                                 0.545% next $2.5 billion
                                                 0.535% thereafter
DWS International VIP                            0.790% to $500 million
                                                 0.640% thereafter


The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.


The Investment Management Agreements for the Portfolios, each dated June 1, 2006, were last renewed by the Trustees on September 18, 2007. Each Agreement continues in effect until September 30, 2008 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

For its investment management services, the Advisor received the amounts for the years as indicated, from each Portfolio:

                                       % of the average daily
                                         net asset values of
                                        each Portfolio as of
              Portfolio                    fiscal year end            2007           2006(1)          2005(1)
              ---------                    ---------------            ----           -------          -------

DWS Bond VIP(3)                               0.39%                  $873,517         $910,424        $865,302
DWS Growth & Income VIP(4)                    0.38%                $1,103,548(2)    $1,359,770      $1,335,546
DWS Capital Growth VIP(5)                     0.36%                $4,224,782(2)    $4,272,143      $4,421,003
DWS Global Opportunities VIP(6)               0.87%                $3,148,776(2)    $3,165,067      $2,754,030
DWS International VIP(7)                      0.74%                $5,588,748       $5,225,483      $4,841,891
DWS Health Care VIP                           0.67%                  $745,355         $879,239        $959,087

(1) Prior to June 1, 2006, these fees included an administrative service fee.

(2) $28,536 was waived for DWS Growth & Income VIP, $118,582 was waived for DWS Capital Growth VIP, and $85,694 was waived for DWS Global Opportunities VIP.

(3) Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of Bond VIP will not exceed 0.63% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008. Prior to June 1, 2006, the investment management fee for DWS Bond VIP was calculated according to the following schedule: 0.475% of average daily net assets. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had contractually agreed, for the period January 1, 2005 to May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares and Class B shares (DWS Bond VIP Class B commenced operations on May 2,
         2005) of DWS Bond VIP to 0.71% and 1.11%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Bond VIP to 0.58% and 0.95%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.60% for Class A shares and 1.00% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses. Through April 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary so that the portfolio's total operating expenses will not exceed 0.63% for Class A shares and 1.03% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

(4) Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of Growth & Income VIP will not exceed 0.54% and 0.87% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Additionally, the Advisor has contractually agreed to waive a portion of its fees in the amount of 0.01% of average daily net assets until April 27, 2010. Through April 29, 2005 the investment management fee for DWS Growth & Income VIP was 0.475% of average daily net assets. Effective April 30, 2005 through May 31, 2006 the investment management fee for the DWS Growth & Income VIP was calculated according to the following schedule:
         0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. For the period from January 1, 2005 through April 30, 2005, the Advisor had contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Growth & Income VIP to 1.08%. Also, pursuant to its agreement with DWS Variable Series I, the Advisor had contractually agreed, for the three year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Growth & Income VIP to 0.54% and 0.89%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Growth & Income VIP $12,854 for expenses. For the year ended December 31, 2006, the DWS Growth & Income VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $72,977 and the amount charged aggregated $1,359,770, which was equivalent to an annual effective rate of 0.40% of the Portfolio's average daily net assets.

(5) Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of Capital Growth VIP will not exceed 0.49% and 0.82% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through April 29, 2005 the investment management fee for DWS Capital Growth VIP was calculated according to the following schedule: 0.475% of average daily net assets on the first $500 million, 0.450% of average daily net assets on the next $500 million and 0.425% of average daily net assets in excess of $1 billion. Effective April 30, 2005 through May 31, 2006 the investment management fee for the DWS Capital Growth VIP was calculated according to the following schedule: 0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. As a result, the Advisor received compensation at an annual rate of 0.468% and 0.454% for the fiscal years ended December 31, 2004 and 2005, respectively. For the period from January 1, 2005 through April 30, 2005, the Advisor had contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Capital Growth VIP to 1.09%. Also, pursuant to its agreement with DWS Variable Series I, the Advisor had contractually agreed, for the three-year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Capital Growth VIP to 0.49% and 0.86%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Capital Growth VIP $11,870 for expenses. For the year ended December 31, 2006, the DWS Capital Growth VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $325,012 and the amount charged aggregated $4,272,143 which was equivalent to an annual effective rate of 0.38% of the Portfolio's average daily net assets.

(6) Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of Global Opportunities VIP will not exceed 0.99% and 1.39% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Prior to June 1, 2006, the investment management fee for DWS Global Opportunities VIP was calculated according to the following schedule: 0.975% of average daily net assets. The Advisor, the underwriter or the accounting agent had contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.24% of average daily net assets for Class A and Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the Advisor reimbursed the portfolio $22,685. Under these arrangements, the Advisor reimbursed DWS Global Opportunities VIP $81,355 for expenses. Pursuant to their respective agreements with DWS Variable Series I, the Advisor, the underwriter and the accounting agent had agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Global Opportunities VIP to 1.097% and 1.24%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.52% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

(7) Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of International VIP will not exceed 0.96% and 1.29% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Prior to June 1, 2006, the investment management fee for DWS International VIP was calculated according to the following schedule: 0.875% of average daily net assets on the first $500 million and 0.725% of average daily net assets in excess of $500 million. As a result, the Advisor received compensation at an annual rate of 0.87% and 0.858% for the fiscal years ended December 31, 2004 and 2005, respectively. The Advisor, the underwriter or the accounting agent had contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.37% for Classes A and B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the Advisor reimbursed the portfolio $9,159. Under these arrangements, the Advisor reimbursed DWS International VIP $16,354 for expenses. Pursuant to their respective agreements with DWS Variable Series I, the Advisor, the underwriter and the accounting agent had agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS International VIP to 1.15% and 1.55%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(8) Prior to June 1, 2006, the investment management fee for the DWS Health Care VIP was calculated according to the following schedule: 0.750% of average daily net assets on the first $250 million, 0.725% of average daily net assets on the next $750 million, 0.700% of average daily net assets on the next $1.5 billion, 0.680% of average daily net assets on the next $2.5 billion, 0.650% of average daily net assets on the next $2.5 billion, 0.640% of average daily net assets on the next $2.5 billion, 0.630% of average daily net assets on the next $2.5 billion and 0.620% of average daily net assets over $12.5 billion. The Advisor received compensation at an annual rate of 0.750% for each of the fiscal years ended December 31, 2004 and 2005. The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 0.95% of average daily net assets for Class A and 1.35% of average daily net assets for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the Advisor, the underwriter and the accounting agent had agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Health Care VIP to 1.135% and 1.535%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Under the Investment Management Agreements, each Portfolio is responsible for all of its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with the Advisor; and the cost of preparing and distributing reports and notices to shareholders. The Fund may arrange to have third parties assume all or part of the expense of sale, underwriting and distribution of a Portfolio's shares. Each Portfolio is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

In reviewing the terms of the Investment Management Agreements and in discussions with the Advisor concerning the Agreements, Independent Trustees (as defined in the 1940 Act) of the Fund are represented by independent counsel at the Fund's expense.

The Investment Management Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Management Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Investment Management Agreements.

Each Participating Insurance Company has agreed with the Advisor to reimburse the Advisor for a period of five years to the extent that the aggregate annual advisory fee paid on behalf of all Portfolios with respect to the average daily net asset value of the shares of all Portfolios held in that Participating Insurance Company's general or separate account (or those of affiliates) is less than $25,000 in any year. It is expected that insurance companies which become Participating Insurance Companies in the future will be required to enter into similar arrangements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Portfolios that may have different distribution arrangements or expenses, which may affect performance.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

None of the Officers and Trustees of the Fund may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

In addition, the Board and shareholders approved a subadvisor approval policy for the Portfolio (the "Subadvisor Approval Policy"). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Portfolio cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Portfolio exemptive relief from existing rules. The Portfolio and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Portfolio and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

Subadvisor and Sub-subadvisor -- DWS Bond VIP

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of DIMA, the investment advisor of the Portfolio, was the subadvisor for the Portfolio. DeAMIS rendered investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments. The Advisor managed all other assets of the Portfolio. DeAMIS provided a full range of international investment advisory services to institutional and retail clients.

Effective December 2, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. Effective December 1, 2005, DeAMIS became a direct wholly-owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited ("AAMISL"), and the individuals at the Advisor's Philadelphia-based Fixed Income team who managed all or a portion of the assets of the Portfolio became employees of Aberdeen Asset Management Inc. ("AAMI"). AAMI and AAMISL are each a direct wholly-owned subsidiary of Aberdeen PLC and each a registered investment advisor under the Investment Advisers Act of 1940, as amended.

Effective December 2, 2005 and pursuant to a written contract with the Advisor, AAMI became the subadvisor to the Portfolio (the "Aberdeen Subadvisory Agreement"). As subadvisor and pursuant to the Aberdeen Subadvisory Agreement, AAMI may delegate certain of its duties and responsibilities with respect to the services it is contracted to provide to the Portfolio. Pursuant to such authority, AAMI has entered into an investment sub-subadvisory agreement with AAMISL to provide investment services to the Portfolio ("Sub-Subadvisory Agreement").

Under the terms of the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, AAMI and AAMISL, respectively, each agree, subject to the supervision and control of the Advisor and the Board (and, in the case of the Sub-Subadvisory Agreement, also subject to the supervision and control of AAMI), to manage the securities and assets of the Portfolio entrusted to it by the Advisor (and, in the case of the Sub-Subadvisory Agreement, entrusted to AAMISL by AAMI), in accordance with the Portfolio's investment objectives, policies and restrictions.

AAMI is paid for its services by the Advisor, and not the Portfolio, from its fee as investment advisor to the Portfolio. AAMISL is paid for its services by AAMI, and not the Portfolio, from its fee as investment subadvisor to the Portfolio. As compensation for their services under the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, the Advisor pays AAMI a fee at the annual rate of 0.29% of the average daily net assets of the Portfolio, computed daily and paid monthly. The subadvisory fee paid by DIMA to AAMI for the fiscal year ended December 31, 2007 was $649,446. AAMI pays AAMISL a fee for its services at the annual rate of 0.04% of the average daily net assets of the Portfolio, computed daily and paid monthly.

The Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement will each have an initial term of two years (unless sooner terminated) and will each remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a "majority of the outstanding voting securities" of the Portfolio, and (ii) by a majority of the Independent Board Members who are not parties to the Agreement, cast in person at a meeting called for such purpose.

AAMISL and AAMI are each obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Portfolio to be borne by the Portfolio or the Trust in connection with the performance of its services). The Portfolio bears certain other expenses incurred in its operation. The services of AAMISL and AAMI are not deemed to be exclusive and nothing in the Aberdeen Subadvisory Agreement or Sub-Subadvisory Agreement prevents AAMISL and AAMI or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Portfolio) or from engaging in other activities.

Under the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, AAMISL and AAMI will each be liable (i) if it causes the Portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instructions provided in writing by the Board or the Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Subadvisory Agreement or the Sub-Subadvisory Agreement.


Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Compensation of Portfolio Managers of Sub-Advised Portfolios

Remuneration of Personnel for DWS Bond VIP:

Aberdeen's remuneration policy ("Policy") is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve Aberdeen's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Fund's portfolio managers are as follows:

Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. Aberdeen's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. Aberdeen participates in compensation surveys which provide salary comparisons for a range of employees across Aberdeen. Aberdeen also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews.

The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on Aberdeen's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by Aberdeen's Remuneration Committee.

Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of Aberdeen. In calculating a portfolio manager's bonus, Aberdeen takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit Aberdeen. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to Aberdeen's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases participation in the Long Term Incentive Plan. The costs of these arrangements are being borne by both Deutsche Asset Management and Aberdeen.

Conflicts of Interest for DWS Bond VIP:

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. AAMI and AAMISL have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by AAMI and AAMISL, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI and AAMISL may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of AAMI and AAMISL. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by AAMI and AAMISL to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of AAMI and AAMISL in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where AAMI and AAMISL have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI and AAMISL have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolios' management team in the applicable Portfolio as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Portfolio's most recent fiscal year end.

                                                                        Dollar Range of         Dollar Range of All
                                                 Name of                Portfolio Shares             DWS Fund
Name of Portfolio                           Portfolio Manager                Owned                 Shares Owned
-----------------                           -----------------                -----                 ------------
DWS Bond VIP                          Gary W. Bartlett                           $0                     N/A
                                      Warren S. Davis, III                       $0                     N/A
                                      Thomas J. Flaherty                         $0                     N/A
                                      J. Christopher Gagnier                     $0                     N/A
                                      Daniel R. Taylor                           $0                     N/A
                                      Timothy C. Vile                            $0                     N/A
                                      William T. Lissenden                       $0                     N/A
                                      Brett Diment                               $0                     N/A
                                      Annette Fraser                             $0                     N/A
                                      Anthony Fletcher                           $0                     N/A
                                      Nick Hart                                  $0                     N/A
                                      Stephen Ilott                              $0                     N/A
                                      Ian Winship                                $0                     N/A
                                      Matthew Cobon                              $0                     N/A

DWS Growth & Income VIP               Robert Wang                                $0(1)          $100,001 - $500,000
                                      Jin Chen                                   $0(2)          $100,001 - $500,000
                                      Julie Abbett                               $0(3)          $50,001 - $100,000

DWS Capital Growth VIP                Julie M. Van Cleave                        $0(4)            Over $1,000,000
                                      Jack A. Zehner                             $0(5)          $100,001 - $500,000
                                      Richard Shepley                            $0(6)          $100,001 - $500,000

DWS Global Opportunities VIP          Joseph Axtell                              $0(7)          $100,001 - $500,000
                                      Terrence S. Gray                           $0(8)         $500,001 - $1,000,000

DWS International VIP                 Matthias Knerr                             $0(9)         $500,001 - $1,000,000
                                      Chris LaJaunie                             $0(10)         $50,001 - $100,000

DWS Health Care VIP                   Leefin Lai                                 $0(11)         $100,001 - $500,000

(1) Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Growth & Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(2) Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Growth & Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(3) Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $1-$10,000 in DWS Growth & Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(4) Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold over $1,000,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(5) Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(6) Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $100,001-$500,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(7) Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $100,001-$500,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(8) Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(9) Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $100,001-$500,000 in DWS International Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(10) Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $50,001-$100,000 in DWS International Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(11) Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Health Care Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

Conflicts of Interest

In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios' most resent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                             Number of
                                                     Number of       Total Assets of         Investment       Total Assets of
                                                    Registered         Registered         Company Accounts   Performance-Based
Name of                      Name of Portfolio      Investment         Investment        with Performance-          Fee
Portfolio                         Manager            Companies          Companies            Based Fee           Accounts
---------                         -------            ---------          ---------            ---------           --------
DWS Bond VIP              Gary W. Bartlett               8           $3,336,496,808              0                  $0
                          Warren S. Davis, III           8           $3,336,496,808              0                  $0
                          Thomas J. Flaherty             8           $3,336,496,808              0                  $0
                          J. Christopher Gagnier         8           $3,336,496,808              0                  $0
                          Daniel R. Taylor               8           $3,336,496,808              0                  $0
                          Timothy C. Vile                8           $3,336,496,808              0                  $0
                          William T. Lissenden           8           $3,336,496,808              0                  $0
                          Brett Dimet                    7             $543,707,173              0                  $0
                          Annette Fraser                 3             $138,583,539              0                  $0
                          Anthony Fletcher               3             $138,583,539              0                  $0
                          Nick Hart                      3             $138,583,539              0                  $0
                          Stephen Ilott                  3             $138,583,539              0                  $0
                          Ian Winship                    3             $138,583,539              0                  $0
                          Mathew Cobon                   3             $138,583,539              0                  $0

DWS Growth & Income VIP    Robert Wang                  42          $14,180,412,183              0                  $0
                           Jin Chen                     23          $10,805,018,546              0                  $0
                           Julie Abbett                 23          $10,805,018,546              0                  $0

DWS Capital Growth VIP     Julie M. Van Cleave           4           $4,434,213,399              0                  $0
                           Jack A. Zehner                2           $2,204,176,020              0                  $0
                           Richard Shepley               2           $2,204,176,020              0                  $0

DWS Global                 Joseph Axtell                 7           $3,032,049,639              0                  $0
Opportunities VIP          Terrence S. Gray              3           $2,519,928,417              0                  $0

DWS International VIP      Matthias Knerr                6           $5,904,476,224              0                  $0
                           Chris LaJaunie                0                       $0      0                          $0

DWS Health Care VIP        Leefin Lai                    1             $225,883,210              0                  $0


Other Pooled Investment Vehicles Managed:


                                                                                          Number of Pooled
                                                     Number of                          Investment Vehicle    Total Assets of
                                                      Pooled        Total Assets of        Accounts with     Performance-Based
Name of                      Name of Portfolio      Investment     Pooled Investment       Performance-             Fee
Portfolio                         Manager            Vehicles           Vehicles             Based Fee           Accounts
---------                         -------            --------           --------             ---------           --------

DWS Bond VIP              Gary W. Bartlett               9            $4,251,787,278             0                        $0
                          Warren S. Davis, III           9            $4,251,787,278             0                        $0
                          Thomas J. Flaherty             9            $4,251,787,278             0                        $0
                          J. Christopher Gagnier         9            $4,251,787,278             0                        $0
                          Daniel R. Taylor               9            $4,251,787,278             0                        $0
                          Timothy C. Vile                9            $4,251,787,278             0                        $0
                          William T. Lissenden           9            $4,251,787,278             0                        $0
                          Brett Diment                  90            $9,248,989,689             0                        $0
                          Annette Fraser                83            $8,100,110,990             0                        $0
                          Anthony Fletcher              83            $8,100,110,990             0                        $0
                          Nick Hart                     83            $8,100,110,990             0                        $0
                          Stephen Ilott                 83            $8,100,110,990             0                        $0
                          Ian Winship                   83            $8,100,110,990             0                        $0
                          Mathew Cobon                  83            $8,100,110,990             0                        $0

DWS Growth & Income VIP   Robert Wang                   27              $974,093,507             4              $539,680,217
                          Jin Chen                      15              $267,818,576             0                        $0
                          Julie Abbett                  15              $267,818,576             0                        $0

DWS Capital Growth VIP    Julie M. Van Cleave           0                         $0            0                         $0
                          Jack A. Zehner                0                         $0            0                         $0
                          Richard Shepley               0                         $0            0                         $0

DWS Global                Joseph Axtell                 0                         $0            0                         $0
Opportunities VIP
                          Terrence S. Gray               3              $432,135,698            0                         $0

DWS International VIP     Matthias Knerr                 4               $86,797,515             0                        $0
                          Chris LaJaunie                 4               $86,797,515             0                        $0

DWS Health Care VIP       Leefin Lai                     0                        $0             0                        $0



Other Accounts Managed:

                                                                                           Number of Other     Total Assets of
                                                     Number of                             Accounts with     Performance-Based
Name of                      Name of Portfolio         Other         Total Assets of        Performance-            Fee
Portfolio                         Manager            Accounts        Other Accounts          Based Fee           Accounts
---------                         -------            --------        --------------          ---------           --------

DWS Bond VIP              Gary W. Bartlett                178        $28,378,917,155             4             $430,038,000
                          Warren S. Davis, III            178        $28,378,917,155             4             $430,038,000
                          Thomas J. Flaherty              178        $28,378,917,155             4             $430,038,000
                          J. Christopher Gagnier          178        $28,378,917,155             4             $430,038,000
                          Daniel R. Taylor                178        $28,378,917,155             4             $430,038,000
                          Timothy C. Vile                 178        $28,378,917,155             4             $430,038,000
                          William T. Lissenden            178        $28,378,917,155             4             $430,038,000
                          Brett Diment                    375        $58,057,040,962             0                       $0
                          Annette Fraser                  363        $55,504,289,839             0                       $0
                          Anthony Fletcher                363        $55,504,289,839             0                       $0
                          Nick Hart                       363        $55,504,289,839             0                       $0
                          Stephen Ilott                   363        $55,504,289,839             0                       $0
                          Ian Winship                     363        $55,504,289,839             0                       $0
                          Mathew Cobon                    363        $55,504,289,839             0                       $0

DWS Growth & Income VIP   Robert Wang                      46         $8,973,891,924             8             $232,996,736
                          Jin Chen                          8           $821,247,762             0                       $0
                          Julie Abbett                      8           $821,247,762             0                       $0

DWS Capital Growth VIP    Julie M. Van Cleave              10           $700,135,085             0                       $0
                          Jack A. Zehner                   10           $700,135,085             0                       $0
                          Richard Shepley                  10           $700,135,085             0                       $0

DWS Global                Joseph Axtell                     3           $295,790,509             0                       $0
Opportunities VIP         Terrence S. Gray                  6           $970,318,130             0                       $0

DWS International VIP     Matthias Knerr                    2           $114,160,972             0                       $0
                          Chris LaJaunie                    2           $114,160,972             0                       $0

DWS Health Care VIP       Leefin Lai                        0                     $0             0                       $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolios. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Portfolios and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for each Portfolio and also for other clients advised by the Advisor, including other client accounts managed by each Portfolio's management team. Investment decisions for each Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by each Portfolio. Purchase and sale orders for each Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Portfolio and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of the Portfolios may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Portfolio's management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Portfolio's Board.


Codes of Ethics

The Fund, Advisor and Subadvisor, as applicable, and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS

Administrator

The Portfolios have an administrative services agreements with the Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Portfolios including, among others, providing the Portfolios with personnel, preparing and making required filings on behalf of the Portfolios, maintaining books and records for the Portfolios, and monitoring the valuation of Portfolio securities. For all services provided under the Administrative Services Agreement, each Portfolio pays the Advisor a fee, computed daily and paid monthly, of 0.10% of a Portfolio's average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Portfolios. The Advisor provides each Portfolio with personnel; arranges for the preparation and filing of the Portfolios' tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Portfolios' prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Portfolios' records; provides the Portfolios with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Portfolios; assists in the resolution of accounting issues that may arise with respect to the Portfolios; establishes and monitors the Portfolios' operating expense budgets; reviews and processes the Portfolios' bills; assists in determining the amount of dividends and distributions available to be paid by the Portfolios, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain Portfolio accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

The following administrative services fees were paid to DIMA by the Portfolios for the last two fiscal periods:

Portfolio                                    2007                       2006*
---------                                    ----                       -----

DWS Bond VIP                            $223,979                    $126,522
DWS Growth & Income VIP                 $285,358                    $186,676
DWS Capital Growth VIP                $1,150,671                    $596,449
DWS Global Opportunities VIP            $353,795                    $197,914
DWS International VIP                   $756,054                    $393,235
DWS Health Care VIP                     $112,083                     $71,620

* For the period from June 1, 2006 through December 31, 2006.

Pursuant to an agreement between the Advisor and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Principal Underwriter

Pursuant to an underwriting agreement dated September 30, 2002, DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the "Distributor"), an affiliate of the Advisor, is the principal underwriter for the Class A and Class B shares of each Portfolio.

Under the principal underwriting agreement between the Fund and the Distributor, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC in the various states, including registering the Distributor as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, except with respect to Class B shares, for which a 12b-l Plan is in effect which provides that the Fund shall bear some or all of the distribution related expenses attributable to such shares. The Distributor has entered into agreements with broker-dealers authorized to offer and sell VA contracts and VLI policies on behalf of the Participating Insurance Companies under which agreements the broker-dealers have agreed to be responsible for the fees and expenses of any prospectus, statement of additional information and printed information supplemental thereto of the Fund distributed in connection with their offer of VA contracts and VLI policies.

The Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which a Portfolio or the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no commitment to acquire shares of any Portfolio.

Each Portfolio has adopted a distribution plan under Rule 12b-1 (the "Plan") that provides for fees payable as an expense of the Class B shares. Under the plan, DWS Variable Series I may make quarterly payments to the distributor as reimbursement for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. In connection with its consideration of the Plan, the Board of Trustees was furnished with drafts of the Plan and related materials, including information related to the advantages and disadvantages of Rule 12b-1 plans currently being used in the mutual fund industry. Legal counsel for the Fund provided additional information, summarized the provisions of the proposed Plan and discussed the legal and regulatory considerations in adopting such Plan.

Expenses of the Portfolios and of the Distributor in connection with the Rule 12b-1 plan for the Class B shares are set forth below:

           Class B Shares          Fiscal Year 2006             Fiscal Year 2007
           --------------          ----------------             ----------------

DWS Bond VIP                             $2,561                       $2,631
DWS Growth & Income VIP                $117,433                      $69,685
DWS Capital Growth VIP                 $185,189                     $121,808
DWS Global Opportunities VIP            $87,390                      $53,186
DWS International VIP                  $108,917                      $64,471
DWS Health Care VIP                     $54,613                      $27,047

The Board considered various factors in connection with its decision as to whether to approve the Plan, including (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate;
(b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the possible benefits of the Plan to any other person relative to those of the Fund; (e) the effect of the Plan on existing owners of VA contracts and VLI policies; (f) the merits of possible alternative plans or pricing structures; (g) competitive conditions in the variable products industry and (h) the relationship of the Plan to other distribution efforts of the Fund.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Fund's Plan is reasonably likely to benefit the Fund and the VA contract and VLI policy owners in at least one of several ways. Specifically, the Board concluded that the Participating Insurance Companies would have less incentive to educate VA contract and VLI policy owners and sales people concerning the Fund if expenses associated with such services were not paid for by the Fund. In addition, the Board determined that the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to VA contract and VLI policy owners, which would, of course, benefit such VA contract and VLI policy owners. Further, the adoption of the Plan would likely help to maintain and may lead to an increase in net assets under management given the distribution financing alternatives available through the multi-class structure. The Board also took into account expense structures of other competing products and administrative compensation arrangements between other funds, their advisors and insurance companies that currently are in use in the variable products industry. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of VA contracts and VLI policies concerning the Fund, the securities markets and related risks.

The Board realizes that there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results. However, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund's Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio and who have no financial interest in the operation of the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

Transfer Agent

DWS Scudder Investments Service Company ("DWS-SISC" or the "Transfer Agent"), 811 Main Street, Kansas City, Missouri 64105-2005, is the transfer and dividend paying agent for the Fund. The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account (as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Expenses of the Portfolios paid to DWS-SISC for the period ended December 31, 2007 are set forth below:

Portfolio                        Fiscal Year 2007                  Waived
---------                        ----------------                  ------

DWS Bond VIP                              $898                           $0
DWS Growth & Income VIP                   $940                         $208
DWS Capital Growth VIP                    $951                         $951
DWS Global Opportunities VIP              $901                         $667
DWS International VIP                   $1,493                         $320
DWS Health Care VIP                       $503                           $0

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.


Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.


Recordkeeping

The shareholders of the Portfolios of the Fund are the Participating Insurance Companies that offer the Portfolios as investment options for holders of certain variable annuity contracts and variable life insurance policies. The holders of the shares of the Portfolios on the records of the Fund are the Participating Insurance Companies and no information concerning the Portfolio holdings of specific contract and policy holders is maintained by the Fund. The insurance companies place orders for the purchase and redemption of Portfolio shares with the Fund reflecting the investment premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Portfolio shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

The Portfolios of the Fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B Portfolio shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class B Shares Prospectus (see "How Much Investors Pay" in a Portfolio's prospectus). In addition, the Advisor may, from time to time, pay its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders.

Custodian

Portfolio securities of the DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP are held separately, pursuant to a custodian agreement, by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian.

DWS Bond VIP and DWS Health Care VIP only: SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent a Portfolio holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Portfolio securities of DWS Global Opportunities VIP and DWS International VIP are held separately, pursuant to a custodian agreement, by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian.

Independent Registered Public Accounting Firm

The Financial Highlights of the Portfolios included in the Fund's prospectuses and the Financial Statements incorporated by reference into this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, independent registered public accounting firm, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Legal Counsel

The law firm of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, is counsel for the Fund and its Independent Trustees.


Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as FINRA) announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.



DWS Bond VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                   December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------
Wachovia Capital Trust                                                                   $6,856
Merrill Lynch & Co., Inc.                                                                $2,007
ICICI Bank Ltd.                                                                           $534
AES El Salvador Trust                                                                     $471
Arch Western Finance                                                                      $125


DWS Growth & Income VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2006, the Portfolio held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                   December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------

The Goldman Sachs Group, Inc.                                                            $4,702
Morgan Stanley                                                                           $4,038
JPMorgan Chase & Co.                                                                     $2,667
Citigroup                                                                                $2,182
PNC Financial Services Group                                                               $978
Jones Lang LaSalle Inc.                                                                    $334
US Bancorp                                                                                 $282
Dun & Bradstreet                                                                           $222
Lazard Ltd.                                                                                 $65

DWS Capital Growth VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                   December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------

State Street Corp.                                                                      $13,850
Lehman Brothers Holdings, Inc.                                                          $13,271

DWS Global Opportunities VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                   December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------

Piraeus Bank S.A.                                                                        $8,113
Wing Hang Bank Ltd.                                                                      $5,531
Babcock & Brown, Ltd.                                                                    $4,669
Anglo Irish Bank Corp., Plc                                                              $4,460
Hellenic Exchanges Holding SA                                                            $3,543
Ashmore Group PLC                                                                        $3,222
Hypo Real Estate Hldgs                                                                   $2,660
Partners Group AG                                                                        $2,465
Yuanta Core Pacific Securities Co.                                                       $1,819
Matsui Securities Co., Ltd.                                                              $1,284
Jafco Co. Ltd.                                                                            $717

DWS International VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                   December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------

Unicredito Italiano SpA                                                                 $13,723
3I Group PLC                                                                            $11,514
National Bank of Greece                                                                  $9,403
Prudential PLC                                                                           $8,497
Erste Bank Der Oesterreichischen Sparkassen                                              $7,303
KBC Groupe                                                                               $6,522
Bancolombia SA                                                                           $5,498
Mitsubishi UFJ Financial Group                                                           $4,608
Julius Baer Holdings AG-B                                                                $3,843


DWS Health Care VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio did not hold any securities of its regular brokers or dealers.

The table below shows total brokerage commissions paid by each Portfolio for the fiscal year ended December 31, 2007, as applicable.

 Portfolio                                                Fiscal 2007
 ---------                                                -----------

 DWS Bond VIP                                                      $0
 DWS Growth & Income VIP                                     $466,993
 DWS Capital Growth VIP                                      $653,613
 DWS Global Opportunities VIP                                $241,604
 DWS International VIP                                     $2,492,858
 DWS Health Care VIP                                          $92,122

In addition, for the fiscal year ended December 31, 2007:

                                                                                  Percentage of
                                                           Percentage of           Transactions          Dollar Amount of
                                                            Commissions             Involving            Commissions Paid
                                                        Paid to Affiliated     Commissions Paid to        to Brokers for
Portfolio                                                     Brokers           Affiliated Brokers      Research Services
---------                                                     -------           ------------------      -----------------

DWS Bond VIP                                                     0%                     0%                      $0
DWS Growth & Income VIP                                          0%                     0%                      $0
DWS Capital Growth VIP                                           0%                     0%                      $0
DWS Global Opportunities VIP                                     0%                     0%                      $0
DWS International VIP                                            0%                     0%                      $0
DWS Health Care VIP                                              0%                     0%                      $0


Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less. Higher levels of activity by a Portfolio result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Portfolio's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Portfolio's objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

                                              12/31/06                  12/31/07
                                              --------                  --------

DWS Bond VIP                                     179%                      176%
DWS Growth & Income VIP                          105%                      310%
DWS Capital Growth VIP                            16%                       30%
DWS Global Opportunities VIP                      28%                       19%
DWS International VIP                            105%                      108%
DWS Health Care VIP                               47%                       37%

                            PURCHASES AND REDEMPTIONS

The separate accounts of the Participating Insurance Companies purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies, but only on days on which the Exchange is open for trading. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share, determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on that same day .. (See "NET ASSET VALUE.") Payment for redemptions will be made by State Street Bank and Trust Company or Brown Brothers Harriman & Co., as applicable, on behalf of the Fund and the applicable Portfolios within seven days thereafter. No fee is charged the separate accounts of the Participating Insurance Companies when they redeem Fund shares.

The Fund may, on behalf of a Portfolio, may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of investors and Portfolio shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Portfolio, to financial advisors in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of Portfolio investors and Portfolio shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any portfolio, any record keeping/sub-transfer agency/networking fees payable by each Portfolio (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Portfolio with "shelf space" or access to a third party platform or portfolio offering list, or other marketing programs including, without limitation, inclusion of each Portfolio on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Portfolio serviced and maintained by the financial advisor, .10% to .25% of sales of the Portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Portfolio or of any particular share class of the Portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Portfolio.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Portfolio has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank Group
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Portfolio or of other portfolios. These payment arrangements, however, will not change the price that an investor pays for Portfolio shares or the amount that the Portfolio receives to invest on behalf of an investor and will not increase Portfolio expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


                       DIVIDENDS, CAPITAL GAINS AND TAXES

Set forth below is a discussion of certain US federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies ("RICs") under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios' shares will be currently taxed on the Portfolios' distributions, and on the proceeds of any redemption of the Portfolios' shares, under the Code rules. For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.


Taxation of the Portfolios

Each Portfolio of the Fund has elected to be treated as a RIC under subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Portfolio must, among other things,


(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total assets consists of cash and cash items, US government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested (x) in the securities (other than those of the US Government or other RICs) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses; or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as the term is defined in the Code without regard to the deduction for dividends paid -- generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (x) interests in which are traded on established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and
(z) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of meeting the diversification requirement described in (b) above, in the case of a Portfolio's investment in loan participations, the Portfolio shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Also, for purposes of (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, the Portfolio will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends).

If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements described above, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

Tax Effects of Certain Transactions

A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Some of the Portfolios may invest directly or indirectly in residual interests in real estate mortgage conduits ("REMICs") or taxable mortgage pools ("TMPs"). Under a notice recently issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Portfolio's income (including income allocated to a Portfolio from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or a TMP (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a life insurance company separate account funding a variable contract may be taxed currently to the extent of its share of a Portfolio's excess inclusion income, as described below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of a life insurance company separate account funding a variable contract, cannot be offset by an adjustment to the reserves and thus is not eligible for tax deferral.

Variable Contracts

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each US Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), US Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service ("IRS") based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. A contract holder's control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. The Portfolios have objectives and strategies that are not materially narrower in focus than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in the summer of 2004 relating to Section 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolios, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control" over a separate account's investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

Other Taxation

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Investment by a Portfolio in "passive foreign investment companies" ("PFICs") could subject the Portfolio to US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio's total return.

Distributions from the Portfolios

Each Portfolio intends to follow the practice of distributing at least annually substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Portfolio may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Portfolio may retain all or part of such net capital gain for reinvestment, after paying the related federal taxes. Amounts not distributed on a timely basis by RICs in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

Each Portfolio intends to distribute investment company taxable income and any net realized capital gains in April each year. Additional distributions may be made if necessary.

All distributions will be made in shares of a Portfolio. Both dividends and capital gain distributions will be reinvested in additional shares of such a Portfolio unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

Shareholders of the Portfolios may be subject to state and local taxes on distributions received from such Portfolios and on redemptions of their shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution.

The Fund is organized as a Massachusetts business trust, and neither the Fund nor the Portfolios are liable for any income or franchise tax in the Commonwealth of Massachusetts providing each Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.

The federal income tax discussion set forth above is for general information only. Prospective holders of a variable contracts should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of a Portfolio, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                                 NET ASSET VALUE

The net asset value of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for regular trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the net asset value of such class, which is the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last trade price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Portfolios do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           128
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley College;
                                  Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company
                                  Institute (audit, executive, nominating committees) and
                                  Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               132
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            134
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               128
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum of Science;
                                  Public Radio International; former Directorships: American
                                  Public Television; Concord Academy; New England Aquarium;
                                  Mass. Corporation for Educational Telecommunications;
                                  Committee for Economic Development; Public Broadcasting
                                  Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           128
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           128
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         128
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Chief Administrative Officer, Diamond Management & Technology         134
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             128
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); formerly: Executive
                                  Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005); Director,
                                  Viasys Health Care(3) (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            128
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               128
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         137
Board Member since 1999           firm) (1983 to present).
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              134
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Scudder;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(7)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(8) (1963)    Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(8)  (1962)      Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(8) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(8) (1962)           Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(8)        Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) Represents the year in which Ms. Driscoll was first appointed Chairperson of certain DWS funds.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Portfolios.

(5)      Executive title, not a board directorship.

(6) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolios.

(7) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  280 Park Avenue, New York, New York 10017.

(9)      Address: Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Portfolio and to provide oversight of the management of the Portfolios.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Portfolios' accounting and financial reporting policies and procedures, (3) the Portfolios' compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Portfolios. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Portfolios, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Portfolios' accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of the Portfolios' Board held nine (9) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2007, the Nominating/Corporate Governance Committee of the Portfolios' Board performed similar functions and held three (3) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Portfolios' financial arrangements with DIMA and its affiliates, and (b) the Portfolios' expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those Portfolios that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight Committee of the Portfolios' Board performed similar functions and held six (6) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those Portfolios that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William
N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2007, the Fixed-Income Oversight Committee of the Portfolios' Board performed similar functions and held six (6) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Portfolios' marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2007, the Marketing/Distribution/Shareholder Service Committee of the Portfolios' Board performed similar functions and held seven (7) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Portfolios. The Operations Committee reviews administrative matters related to the operations of the Portfolios, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Portfolio assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Portfolios' securities and other assets and determines, as needed, the fair value of Portfolio securities or other assets under certain circumstances as described in the Portfolios' Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2007, the Expenses/Operations Committee performed similar functions and each held nine (9) meetings and eight (8) meetings, respectively.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Portfolios for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Portfolios or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Portfolios, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The following tables show compensation from the Portfolios and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Portfolios and received no compensation from the Portfolios or any fund in the DWS fund complex during the relevant periods.

                                                                Aggregate Compensation      Aggregate Compensation
                                     Aggregate Compensation        from DWS Capital            from DWS Global
  Name of Board Member                  from DWS Bond VIP             Growth VIP              Opportunities VIP
  --------------------                       ------------             ----------              -----------------
  John W. Ballantine                           $0                           $0                          $0
  Henry P. Becton, Jr.(2)                    $516                       $2,740                        $845
  Dawn-Marie Driscoll(2)(3)                  $648                       $3,446                      $1,061
  Keith R. Fox(2)                            $520                       $2,761                        $852
  Paul K. Freeman(4)                           $0                           $0                          $0
  Kenneth C. Froewiss(2)                     $512                       $2,720                        $839
  Richard J. Herring(2)                      $499                       $2,648                        $816
  William McClayton(5)                         $0                           $0                          $0
  Rebecca W. Rimel(2)                        $486                       $2,580                        $795
  William N. Searcy, Jr.(2)                  $512                       $2,720                        $839
  Jean Gleason Stromberg(2)                  $483                       $2,567                        $791
  Robert H. Wadsworth                          $0                           $0                          $0


                                      Aggregate              Aggregate              Aggregate
                                  Compensation from      Compensation from      Compensation from     Total Compensation from
                                       Growth &           DWS Health Care      DWS International         Fund and DWS
  Name of Board Member                Income VIP                VIP                    VIP             Fund Complex(1)
  --------------------                ----------                ---                    ---             ---------------

  John W. Ballantine                       $0                    $0                     $0                 $215,000
  Henry P. Becton, Jr.(2)                $712                  $268                 $1,752                 $200,000
  Dawn-Marie Driscoll(2)(3)              $894                  $336                 $2,203                 $253,000
  Keith R. Fox(2)                        $717                  $269                 $1,766                 $203,000
  Paul K. Freeman(4)                       $0                    $0                     $0                 $265,000
  Kenneth C. Froewiss(2)                 $707                  $265                 $1,740                 $200,000
  Richard J. Herring(2)                  $688                  $258                 $1,694                 $195,000
  William McClayton(5)                     $0                    $0                     $0                 $205,000
  Rebecca W. Rimel(2)                    $670                  $252                 $1,650                 $194,000
  William N. Searcy, Jr.(2)              $707                  $265                 $1,740                 $200,000
  Jean Gleason Stromberg(2)              $667                  $250                 $1,641                 $189,000
  Robert H. Wadsworth                      $0                    $0                     $0                 $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Portfolios' direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for
         Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for
         Ms. Stromberg. These meeting fees were borne by the Advisor.

(3) Includes $50,000 in annual retainer fees received by Ms. Driscoll as Chairperson of certain DWS funds.

(4) Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of certain DWS funds.

(5)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the former
         Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Portfolios

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Portfolios and DWS fund complex as of December
31, 2007. As only certain Participating Insurance Companies are shareholders of the Portfolios, the Trustees do not own any shares in such Portfolios, nor are they owners of the Participating Insurance Companies.

                                                                     Dollar Range of              Dollar Range of
                                          Dollar Range of        Beneficial Ownership in      Beneficial Ownership in
                                     Beneficial Ownership in           DWS Capital           DWS Global Opportunities
Board Member                               DWS Bond VIP                 Growth VIP                      VIP
------------                               ------------                 ----------                      ---

Independent Board Member:
-------------------------

John W. Ballantine                             None                     None                               None
Henry P. Becton, Jr.                           None                     None                               None
Dawn-Marie Driscoll                            None                     None                               None
Keith R. Fox                                   None                     None                               None
Paul K. Freeman                                None                     None                               None
Kenneth C. Froewiss                            None                     None                               None
Richard J. Herring                             None                     None                               None
William McClayton                              None                     None                               None
Rebecca W. Rimel                               None                     None                               None
William N. Searcy, Jr.                         None                     None                               None
Jean Gleason Stromberg                         None                     None                               None
Robert H. Wadsworth                            None                     None                               None

Interested Board Member:
------------------------

Axel Schwarzer                                 None                              None                      None


                                                                                                   Aggregate Dollar Range
                                 Dollar Range of         Dollar Range of       Dollar Range of      of Ownership in all
                              Beneficial Ownership          Beneficial           Beneficial       Funds Overseen by Board
                             in DWS Growth & Income      Ownership in DWS     Ownership in DWS    Member in the DWS Fund
Board Member                           VIP               Health Care VIP      International VIP          Complex(1)
------------                           ---               ---------------      -----------------          ----------

Independent Board Member:

John W. Ballantine                     None                    None                  None               Over $100,000
Henry P. Becton, Jr.                   None                    None                  None               Over $100,000
Dawn-Marie Driscoll                    None                    None                  None               Over $100,000
Keith R. Fox                           None                    None                  None               Over $100,000
Paul K. Freeman                        None                    None                  None               Over $100,000
Kenneth C. Froewiss                    None                    None                  None               Over $100,000
Richard J. Herring                     None                    None                  None               Over $100,000
William McClayton                      None                    None                  None               Over $100,000
Rebecca W. Rimel                       None                    None                  None               Over $100,000
William N. Searcy, Jr.                 None                    None                  None               Over $100,000
Jean Gleason Stromberg                 None                    None                  None               Over $100,000
Robert H. Wadsworth                    None                    None                  None               Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                         None                    None                  None               Over $100,000

(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolios, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Portfolios and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Portfolios (including Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of April 8, 2008, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of each Portfolio.

To the best of each Portfolio's knowledge, as of April 8, 2008, no person owned of record or beneficially 5% or more of any class of the Portfolio's outstanding shares, except as noted below.

DWS Bond VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

MUTUAL OF AMERICA                                            14,143,611.30                  43.47% of Class A
NEW YORK NY  10022-6815

MUTUAL OF AMERICA SEP ACCT 2                                 6,689,013.28                   20.56% of Class A
SAINT LOUIS MO  63122

KEMPER INVESTORS LIFE                                        2,535,690.59                   7.79% of Class A
C/O PRODUCT VALUATION
ONE SECURITY BENEFIT PL
TOPEKA KS  66636-0001

LINCOLN BENEFIT LIFE ANNUTIY-270                             1,823,319.07                    5.6% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

METLIFE INSURANCE CO OF CT                                     56,857.60                    60.17% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                                37,644.41                    39.83% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432


DWS Capital Growth VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS/ FARMERS FUND                            13,578,115.13                  27.32% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

MUTUAL OF AMERICA SEP ACCT 2                                 13,397,417.85                  26.96% of Class A
SAINT LOUIS MO  63122

ALLMERICA LIFE SVSII                                         5,667,692.10                   11.4% of Class A
TOPEKA KS  66636-0001

MUTUAL OF AMERICA                                            5,120,209.61                   10.3% of Class A
NEW YORK NY  10022-6815

KEMPER INVESTORS LIFE                                        4,851,226.20                   9.76% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

CHARTER NAT LIFE INS CO-HORIZON                              3,306,917.70                   6.65% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

METLIFE LIFE & ANNUITY CO OF CT                               440,727.65                    51.13% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    388,911.76                    45.12% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027


DWS Global Opportunities VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS/ FARMERS FUND                            9,093,956.52                   57.52% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         2,760,668.74                   17.46% of Class A
TOPEKA KS  66636-0001

CHARTER NAT LIFE INS CO-HORIZON                              1,585,573.87                   10.03% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

UNITED OF OMAHA                                               229,692.38                    35.54% of Class B
ATTN PRODUCT ACCOUTING & REPORTING
11TH FLOOR
MUTUAL OF OMAHA PLAZA
OMAHA NE  68175-0001

METLIFE INSURANCE CO OF CT                                    209,844.57                    32.47% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               194,178.90                    30.05% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432



DWS Growth & Income VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS/ FARMERS FUND                            5,195,052.59                   30.88% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         5,150,995.85                   30.62% of Class A
TOPEKA KS  66636-0001

CHARTER NAT LIFE INS CO-HORIZON                              2,308,135.08                   13.72% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

KEMPER INVESTORS LIFE                                         898,022.94                    5.34% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

METLIFE INSURANCE CO OF CT                                    554,579.77                    42.41% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               436,397.98                    33.37% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

UNITED OF OMAHA                                               284,512.00                    21.76% of Class B
ATTN PRODUCT ACCOUTING & REPORTING
11TH FLOOR
MUTUAL OF OMAHA PLAZA
OMAHA NE  68175-0001



DWS Health Care VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

ZURICH DESTINATIONS/ FARMERS FUND                            5,159,613.45                   75.5% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         1,205,717.86                   17.64% of Class A
TOPEKA KS  66636-0001

METLIFE INSURANCE CO OF CT                                    219,697.97                    60.16% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               144,355.35                    39.53% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432


                                                                Shares                      % of Total Shares
DWS International VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

MUTUAL OF AMERICA SEP ACCT 2                                 12,139,255.18                  27.59% of Class A
SAINT LOUIS MO  63122

ZURICH DESTINATIONS/ FARMERS FUND                            8,686,496.03                   19.74% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

UNION CENTRAL ESP INTERNATIONAL                              3,091,578.31                   7.03% of Class A
CINCINNATI OH  45201-0179

CHARTER NAT LIFE INS CO-HORIZON                              3,006,053.10                   6.83% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

MUTUAL OF AMERICA                                            2,952,547.02                   6.71% of Class A
NEW YORK NY  10022-6815

ALLMERICA LIFE SVSII                                         2,576,586.61                   5.86% of Class A
TOPEKA KS  66636-0001

METLIFE INV USA SEP ACCT A                                   2,544,631.68                   5.78% of Class A
BOSTON MA  02116-3706

METLIFE INSURANCE CO OF CT                                    375,253.80                    48.73% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               339,523.34                    44.09% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432



Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.


                           SHAREHOLDER COMMUNICATIONS

Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Portfolios' independent public accountants. Each report will show the investments owned by a Portfolio and the market values thereof as determined by the Trustees and will provide other information about a Portfolio and its operations.

Participating Insurance Companies with inquiries regarding the Fund or its Portfolios may call the Fund's underwriter, DWS Scudder Distributors, Inc., at
(800) 778-1482 or write DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606-5808.

                                FUND ORGANIZATION

General

DWS Variable Series I is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Portfolio's prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation.
Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Portfolio generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Fund or a Portfolio; (c) an amendment of the Declaration of Trust; and
(d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Fund's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund entitled to vote shall, except as otherwise provided in the Fund's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Fund to redeem all of the shares of the Fund or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Fund to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Portfolio is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Fund. The Declaration of Trust also authorizes the Board of Trustees to terminate a Portfolio or any class without shareholder approval, and the Fund may suspend the right of shareholders to require the Fund to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Fund or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Fund property or property of the series, in cash or in kind or partly each, to the shareholders of the Fund or the series involved, ratably according to the number of shares of the Fund or such series held by the several shareholders of the Fund or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Fund in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Portfolio. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Portfolio or the Portfolio's trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio and the Portfolio may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Portfolio itself is unable to meet its obligations.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a portfolio thereof. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Portfolio or the Fund's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and each Portfolio will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Portfolio itself is unable to meet its obligations. It is possible that a Portfolio might become liable for a misstatement regarding another Portfolio. The Trustees of the Fund have considered this and approved the use of a combined Statement of Additional Information for the Portfolios.

The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, of reckless disregard of duties involved in the conduct of his or her office.

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio on matters affecting an individual Portfolio. Additionally, approval of the investment advisory agreement covering a Portfolio is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

Shareholders have certain rights, as set forth in the Declaration of Trust of the Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of beneficial interest of the Fund.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                             ADDITIONAL INFORMATION

The CUSIP number of DWS Bond VIP Class A shares is 23338G 109.

The CUSIP number of DWS Bond VIP Class B shares is 23338G 208.

The CUSIP number of DWS Growth & Income VIP Class A shares is 23338G 703.

The CUSIP number of DWS Growth & Income VIP Class B shares is 23338G 802.

The CUSIP number of DWS Capital Growth VIP Class A shares is 23338G 307.

The CUSIP number of DWS Capital Growth VIP Class B shares is 23338G 406.

The CUSIP number of DWS Global Opportunities VIP Class A shares is 23338G 505.

The CUSIP number of DWS Global Opportunities VIP Class B shares is 23338G 604.

The CUSIP number of DWS International VIP Class A shares is 23338G 869.

The CUSIP number of DWS International VIP Class B shares is 23338G 851.

The CUSIP number of DWS Health Care VIP Class A shares is 23338G 885.

The CUSIP number of DWS Health Care VIP Class B shares is 23338G 877.

Each Portfolio has a December 31 fiscal year end.

The name "DWS Variable Series I" is the designation of the Trustees for the time being under an amended and restated Declaration of Trust dated June 27, 2006, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.

Each Portfolio, through its combined Prospectuses and combined Statement of Additional Information, offers only its own share classes, yet it is possible that one Portfolio might become liable for a misstatement regarding the other Portfolio. The Trustees have considered this, and have approved the use of the Prospectus and Statement of Additional Information.

The Fund's prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement, and its amendments, for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

The financial statements of DWS Variable Series I are comprised of the following:

DWS Bond VIP
DWS Growth & Income VIP
DWS Capital Growth VIP
DWS Global Opportunities VIP
DWS International VIP
DWS Health Care VIP

The financial statements, including the investment portfolios of DWS Variable Series I, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto, in the Annual Report to the Shareholders of the Fund dated December 31, 2007, and are hereby deemed to be part of this Statement of Additional Information.

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well established industries.

o        High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.